UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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GENER8 MARITIME, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2018

GENER8 MARITIME, INC.

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66 071 6485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue
2nd Floor
New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 763-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2018, the Company, in connection with the proposed merger (the “Merger”) between Gener8 Maritime, Inc. (the “Company” or “Gener8”) and Euronav MI Inc. (“Merger Sub”), a wholly-owned subsidiary of Euronav NV (“Euronav”), pursuant to the Merger Agreement, dated as of December 20, 2018, between the Company, Euronav and Merger Sub, entered into severance agreements with each of Peter Georgiopoulos, Chairman and Chief Executive Officer of the Company, Leonard Vrondissis, Executive Vice President, Chief Financial Officer and Secretary of the Company, Milton Gonzales, Manager and Technical Director of Gener8 Maritime Management LLC, a wholly-owned subsidiary of the Company, John Tavlarios, Chief Operating Officer of the Company and Sean Bradley, Manager and Commercial Director of Gener8 Maritime Management LLC.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Peter Georgiopoulos will receive severance of   $3,750,000 (of which $3,362,500 will be paid in a lump sum, which payment is expected to be made within 8-14 days following the closing of the Merger, with the balance of $387,500 payable in up to two monthly installments in 2019), and a transaction bonus of $1,775,000 (also expected to be paid in a lump sum within 8-14 days following the closing of the Merger). Mr. Georgiopoulos has also agreed to provide consulting services to the Company and Euronav through the third anniversary of his termination from the Company, for which he will receive $1,225,000, payable in equal monthly installments. The Company also waived all non-competition provisions in any agreement between the Company and Mr. Georgiopoulos effective as of December 20, 2017.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Leonard Vrondissis will receive a transaction bonus of $2,500,000 and a severance payment of $425,000, each of which payments is expected to be paid within 8-14 days following the closing of the Merger.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Milton Gonzales will receive a transaction bonus of $250,000, which is expected to be paid in a lump sum within 8-14 days following the closing of the Merger.  In addition, Mr. Gonzalez has agreed to serve as the Chief Operating Officer of each of the Company and Gener8 Maritime Management LLC, until October 31, 2018, during which time he will continue to receive his current base salary of $275,000.  Following the completion of his service as Chief Operating Officer, and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Mr. Gonzalez will be entitled to severance of $525,000, which is expected to be paid in a lump sum within 8-14 days following his termination of employment on October 31, 2018.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, John Tavlarios will be entitled to severance of $1,100,000, of which $962,500 will be paid in a lump sum which is expected to be made within 8-14 days following the closing of the Merger, with the balance of $137,500 payable in up to three monthly installments in 2020.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Sean Bradley will be entitled to severance of $389,583, which is expected to be paid within 8-14 days following the closing of the Merger.

In addition, Mr. Gonzales and Mr. Bradley will be entitled to continued medical benefits until the first anniversary of his employment termination date, and Mr. Tavlarios will be entitled to continued medical benefits until the 18-month anniversary of his employment termination date, each at the same monthly premium they were paying prior to their employment termination date. In the event that the Company terminates the health plan in which such executives are eligible participants before such post-employment commitments have been fully satisfied, each executive will be entitled to receive a cash payment equal to the monthly amount the Company was paying for such executive’s premium times the number of months remaining under their respective contractual commitments.

The Company also agreed to waive any non-competition provisions in in any agreement between the Company and each of Mr. Vrondissis, Mr. Gonzales, Mr. Tavlarios and Mr. Bradley as of the closing of the Merger.

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Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Severance Agreement, dated as of June 10, 2018, between the Company and Peter Georgiopoulos.

99.2	Severance Agreement, dated as of June 10, 2018, between the Company and Leonard J. Vrondissis.

99.3	Severance Agreement, dated as of June 10, 2018, between the Company and John P. Tavlarios.

99.4	Severance Agreement, dated as of June 10, 2018, between the Company and Milton H. Gonzales.

99.5	Severance Agreement, dated as of June 10, 2018, between the Company and Sean Bradley.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K, including information incorporated by reference into this Form 8-K, may contain forward-looking statements, including, for example, but not limited to, statements about management expectations, strategic objectives, strategic opportunities, growth opportunities, business prospects, regulatory proceedings, transaction synergies and other benefits of the Merger, and other similar matters.  Forward-looking statements are not statements of historical facts and represent only Euronav’s or Gener8’s beliefs regarding future events, which are inherently uncertain.  Forward-looking statements are typically identified by words such as “anticipates,” “believes,” “budgets,” “could,” “estimates,” “expects,” “forecasts,” “foresees,” “goal,” “intends,” “likely,” “may,” “might,” “plans,” “projects,” “schedule,” “should,” “target,” “will,” or “would” and similar expressions, although not all forward-looking information contains these identifying words.

By their very nature, forward-looking statements require Euronav and Gener8 to make assumptions and are subject to inherent risks and uncertainties that give rise to the possibility that Euronav’s or Gener8’s predictions, forecasts, projections, expectations or conclusions will not prove to be accurate, that Euronav’s or Gener8’s assumptions may not be correct and that Euronav’s or Gener8’s objectives, strategic goals and priorities will not be achieved.  Readers are cautioned not to place undue reliance on these statements, as a number of important factors could cause actual results to differ materially from the expectations expressed in such forward-looking statements.  These factors include, but are not limited to, the possibility that the Merger does not close when expected or at all because required shareholder approval is not received or other conditions to the closing are not satisfied on a timely basis or at all; that Gener8 and Euronav may be required to modify the terms and conditions of the Merger Agreement to achieve shareholder approval, or that the anticipated benefits of the Merger are not realized as a result of such things as the weakness of the economy and competitive factors in the seaborne transportation area in which Euronav and Gener8 do business; potential litigation arising from the Merger Agreement and/or the Merger; the Merger’s effect on the relationships of Euronav or Gener8 with their respective customers and suppliers, whether or not the Merger is completed; Euronav’s shareholders’ and Gener8’s shareholders’ reduction in their percentage ownership and voting power; the challenges presented by the integration of Euronav and Gener8; the uncertainty of third-party approvals; the significant transaction and merger-related integration costs; fulfilment of the conditions precedent to the effectiveness of the amendment to Gener8’s KEXIM Credit Agreement and other factors listed from time to time in Gener8’s and Euronav’s filings with the SEC, including, without limitation, Gener8’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its subsequent reports on Form 10-Q and Form 8-K and Euronav’s Form 20-F for the fiscal year ended December 31, 2017 and its subsequent reports on Form 6-K.  The forward-looking statements speak only as of the date of this Form 8-K, in the case of forward-looking statements contained in this Form 8-K, or the dates of the documents incorporated by reference into this Form 8-K, in the case of forward-looking statements made in those incorporated documents.  Except as required by applicable law or regulation, Gener8 and Euronav do not undertake to update any forward-looking statement, whether written or oral, to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

Important Information for Investors and Shareholders

In connection with the proposed transaction between Gener8 and Euronav, Gener8 and Euronav have filed and intend to file relevant materials with the SEC, including a Euronav registration statement on Form F-4 that includes a proxy statement of Gener8 and that also constitutes a prospectus of Euronav. The definitive proxy statement/prospectus was first mailed to shareholders of Gener8 on May 10, 2018. INVESTORS AND SECURITY HOLDERS OF GENER8 AND EURONAV ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GENER8, EURONAV AND THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Gener8 and Euronav through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Gener8 are available free of charge on Gener8 internet website at www.gener8maritime.com. Copies of the documents filed with the SEC by Euronav are available free of charge on Euronav’s internet website at www.euronav.com.

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Severance Agreement, dated as of June 10, 2018, between the Company and Peter Georgiopoulos.

99.2	Severance Agreement, dated as of June 10, 2018, between the Company and Leonard J. Vrondissis.

99.3	Severance Agreement, dated as of June 10, 2018, between the Company and John P. Tavlarios.

99.4	Severance Agreement, dated as of June 10, 2018, between the Company and Milton H. Gonzales.

99.5	Severance Agreement, dated as of June 10, 2018, between the Company and Sean Bradley.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Gener8 Maritime, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis
Leonard J. Vrondissis

Chief Financial Officer, Secretary and Executive Vice President

DATE: June 11, 2018

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Exhibit 99.1

Execution Copy

SEPARATION AGREEMENT AND GENERAL RELEASE

This SEPARATION AGREEMENT AND GENERAL RELEASE (this “Agreement”), dated as of June 10, 2018 (the “Execution Date”), sets forth the agreement by and between Peter Georgiopoulos (the “Executive”) and Gener8 Maritime, Inc., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”). (Each of the Company and the Executive are a “Party,” and together, the “Parties.”)  Capitalized terms not otherwise defined herein shall have the same meaning as in the Merger Agreement (as defined below).

WHEREAS, the Executive is currently employed by the Company as Chairman of the Board of Directors and Chief Executive Officer pursuant to an employment agreement dated June 22, 2015 (the “Employment Agreement”);

WHEREAS, the Company has entered into a merger agreement (the “Merger Agreement”) by and among Euronav NV and Euronav MI Inc. (“Euronav”), dated as of December 20, 2017, whereby upon the Effective Time, the Company will merge into Euronav (the “Merger”);

WHEREAS, Executive’s employment and service with the Company shall cease as of the Effective Time; and

WHEREAS, the Company and the Executive desire to enter into this Agreement to memorialize the terms of, and each Party’s rights and obligations in connection with, the termination of Executive’s employment and service with the Company.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, including the execution and non-revocation of the Release (as hereinafter defined) by Executive, the receipt and sufficiency of which is hereby acknowledged by the Parties hereto, the Parties agree as follows:

1.                                      Termination of the Merger.                                              If the Merger Agreement is terminated prior to the Effective Time or the Closing Date does not occur within fourteen (14) days after the Effective Time, this Agreement shall automatically become void and no effect.

2.                                      Termination of Employment; Accrued Payments/Benefits.

(a)                                                   Regardless of whether the Executive signs this Agreement, the Executive’s employment as Chairman of the Board of Directors and Chief Executive Officer of the Company pursuant to the Employment Agreement shall cease as of the Effective Time.  As of the Effective Time, the Employment Agreement shall cease to be of any further force and effect, except as specifically set forth herein, and the Executive shall be deemed to have resigned from all positions with the Company and its Subsidiaries and Affiliates.  For the avoidance of doubt, any deemed or actual resignation from positions by the Executive (including pursuant to Section 6.7 of the Merger Agreement) shall not relieve the Company of its obligation to make severance payments provided hereunder in accordance with the terms hereof.

(b)                                                   Regardless of whether the Executive signs this Agreement, the Company shall pay, or shall cause to be paid, to the Executive, within sixty (60) days of the Closing Date (or such earlier date as may be required by applicable law): (i) any unpaid base salary through the Effective Time, (ii) all unreimbursed business expenses incurred through the Effective Time that are properly submitted in accordance with Company policy, (iii) any accrued but unused vacation time in accordance with Company policy, (iv) any vested tax qualified and non-qualified retirement, savings or 401(k) account balances or benefits, which shall be paid in accordance with their terms, (v) all other payments, benefits or fringe benefits to which the Executive shall be entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant (including any stock options and restricted stock unit awards granted under the Company’s 2012 Equity Incentive Plan, to the extent then outstanding and in accordance with the terms provided in Section 3.2 of the Merger Agreement), in each case in accordance with their terms, and (vi) any earned but unpaid annual bonus for the most recent performance period that ends prior to the Effective Time (it being acknowledged that the Executive has already received all he is entitled to under this clause (vi) with receipt of his calendar year 2017 bonus and there are no amounts due for 2018) ((i) — (vi), the “Accrued Benefits”).

3.                                      Severance Benefits.  Subject to the Executive’s execution of this Agreement and the release of claims attached to this Agreement as Exhibit A (the “Initial Release”) within the longer of forty-five (45) days of receipt of this Agreement or fourteen (14) days following the Effective Time (but in no event earlier than the Closing Date), and the non-revocation thereof (the effective date of the Initial Release following the expiration of the revocation period is hereinafter referred to as the “Initial Release Effective Date”), the Company agrees, in full satisfaction of all claims the Executive may have to payments or benefits under the Employment Agreement or any other plan, policy or arrangement of the Company, to provide the Executive with the following payments and benefits (the “Severance Benefits”).

(a)                                             Severance.  Subject to Sections 6 and 7 hereof, the Company shall pay the Executive as severance a total amount of $3,750,000 (the “Severance Payment”), subject to the Company’s right to reduction for tax withholdings and other authorized deductions (including but not limited to any withholdings or deductions applicable to restricted stock units previously granted to the Executive, which are hereby expressly authorized), which amount represents the sum of (i) an amount equal to two (2) times the Executive’s current annual base salary of $750,000 and (ii) an amount equal to two (2) times the Executive’s annual target bonus for the Company’s last completed fiscal year of $1,125,000.  The Severance Payment shall be paid in accordance with the following schedule: (i) $3,362,500 shall be paid on the Initial Release Effective Date or as soon as practicable thereafter, but in no event later than six (6) calendar days following the Initial Release Effective Date (the date such payments are made, the “Severance Benefits Lump-Sum Payment Date”), (ii) $75,000 shall be paid in April of 2019 and (iii) $312,500 shall be paid in May of 2019; provided that the monthly installment payments described in (ii) and (iii) of this sentence may, in the Company’s discretion, be paid in a lump-sum in calendar year 2019, so long as no amount is received after the time it would otherwise have been received had it been paid on a monthly basis instead of via such lump-sum payment.

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(b)                                             Transaction Bonus.  Subject to Sections 6 and 7 hereof, the Company shall pay the Executive a one-time transaction bonus in a single cash lump sum of $1,775,000 (the “Transaction Bonus”), less all applicable tax withholdings and other authorized deductions on the Severance Benefits Lump Sum Payment Date.

(c)                                              COBRA.  Executive shall be provided notice of his right to continue his group health insurance coverage at his own expense under the terms of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) under separate cover.  The Executive understands and acknowledges that the Company’s group health insurance plans likely will be terminated prior to the conclusion of any COBRA continuation period applicable to the Executive and that, as such, any COBRA rights will cease as of the termination of the applicable plan.

(d)                                             Waiver of Non-Compete.  Subject to the Executive’s continued compliance with this Agreement and the Release, the Parties acknowledge and agree that the non-competition restrictions in Section 9(b) of the Employment Agreement have been waived as of December 20, 2017.  If the Merger Agreement is terminated prior to the Effective Time, such waiver shall cease to apply as of the date of such termination; provided, however, that, notwithstanding the termination of this Agreement pursuant to Section 1(a) hereof, the waiver shall continue to apply with respect to any actions taken by the Executive during the period between December 20, 2017 and the date of such termination of the Merger Agreement.

4.                                      Rights and Continuing Obligations.  The following obligations in the Employment Agreement (collectively, the “Continuing Obligations”) shall continue according to their terms as if set forth in their entirety herein:

(a)                                                   Section 9; Restrictive Covenants (other than, as of December 20, 2017, Section 9(b); Noncompetition);

(b)                                                   Section 10; Cooperation

(c)                                                    Section 11; Equitable Relief and Other Remedies; and

(d)                                                   Section 17; Governing Law; Jurisdiction.

5.                                      Consulting Services and Consulting Fee.

(a)                                                   Subject to the terms of the Consulting Agreement attached hereto as Exhibit B (the “Consulting Agreement”) which shall be dated as of the Initial Release Effective Date, commencing on the Initial Release Effective Date and continuing until the earliest to occur of (i) thirty (30) days following the date that written notice from one Party to the other Party of the intent to terminate the Consulting Period (as defined below) is tendered; (ii) the date of the Executive’s death or Disability (as defined in the Employment Agreement); and (iii) the three-year anniversary of the Initial Release Effective Date (the “Consulting Period”), the Company will retain the Executive as a consultant reporting to the CEO of Euronav (the “Euronav CEO”), to provide consulting services on such matters as may be reasonably requested by the Euronav CEO (the

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“Consulting Services”).  The Executive will perform the Consulting Services during the Consulting Period as an independent contractor at such times and locations and in such manner as shall be mutually acceptable to the Executive and the Euronav CEO.  It is the expectation of the Parties that the Consulting Services will not require more than two (2) days per month, and will constitute twenty percent (20%) or less of the services that the Executive provided to the Company as an employee.

(b)                                                   For his services as consultant, the Company shall pay the Executive an amount equal to $34,027.78 per month (the “Consulting Fee”), to be paid in thirty-six (36) equal monthly installments during the Consulting Period.  Subject to the Executive’s continued compliance with this Agreement and the Initial Release, the Consulting Fee shall be paid within ten (10) days following the end of the month in which the Consulting Services are performed.  If the Consulting Agreement is terminated by the Executive, by the Company for Cause (as defined herein) or by reason of the Executive’s death or Disability (as defined in the Employment Agreement), no further amounts of the Consulting Fee shall be due.  For the purposes of this Agreement, “Cause” shall mean: (i) the Executive’s conviction or plea of guilty or nolo contendere to a felony, other than a traffic-related felony; (ii) the Executive’s continued failure to substantially perform Executive’s material services as set forth in the Consulting Agreement (other than due to a mental or physical impairment and other than by reason of mere poor performance or poor results); (iii) a material act of fraud; (iv) a material breach of the non-solicitation provision of the Employment Agreement; (v) the Executive’s having engaged in material willful misconduct that Executive knew or reasonably should have known would be materially injurious to the financial condition or business reputation of the Company; or (vi) a material breach of the Consulting Agreement.

(c)                                                    During the Consulting Period, the Executive will not be an employee of the Company.  The Company will issue a Form 1099 to the Executive reflecting the Consulting Fee paid hereunder.  The Executive shall have the sole responsibility and obligation to report or cause to be reported the Consulting Fee on his tax returns and to pay or cause to be paid such taxes as are required by law.  The parties agree that, as the Executive is not an employee of the Company during the Consulting Period, the Company shall have no right, responsibility or obligation to withhold income or payroll taxes under the United States Insurance Contributions Act or under state unemployment, disability or other laws from amounts due to the Executive from the Company hereunder or to pay employer payroll taxes thereon under such laws or to withhold special or general funds, assessments, or taxes generally collected by employers for the use and benefit of employees.  For the avoidance of doubt, the Executive shall not be subject to any non-competition restrictions during the Consulting Period.

(d)                                                   In consideration of the payments and benefits provided to the Executive under this Section 5, the Executive agrees to sign and return the release of claims attached to this Agreement as Exhibit C (the “Consulting Period Release”) on the last day of the Consulting Period.  If the Executive fails to sign and return the Consulting Period Release to the Company, or if the Executive revokes the Consulting Period Release, the Company may, at its sole discretion, recoup any of the compensation paid under Section

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5(b) and the Executive shall be responsible for the reasonable attorneys’ fees and costs related to the Company’s enforcement of this provision.

6.                                      Code Section 409A Compliance.

(a)                                                   The intent of the Parties is that payments and benefits under this Agreement comply with Section 409A of the Code (“Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Executive by Section 409A or damages for failing to comply with Section 409A.

(b)                                                   A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”  Notwithstanding anything to the contrary in this Agreement, if the Executive is deemed on the date of termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A payable on account of “a separation from service,” such payment or benefit shall not be made or provided until the date which is the earlier of (A) the expiration of the six (6) month period measured from the date of such “separation from service” of the Executive, and (B) the date of the Executive’s death, to the extent required under Section 409A. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 6(b) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c)                                                    To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Section 409A, (A) all such expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (B) any right to such reimbursement or in kind benefits shall not be subject to liquidation or exchange for another benefit, and (C) no such reimbursement, expenses eligible for reimbursement, in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(d)                                                   For purposes of Section 409A, the Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

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(e)                                                    Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A.

7.                                      Code Section 280G.  If any payments or benefits the Executive would receive from the Company under this Agreement or otherwise in connection with a change in ownership (as defined under Section 280G(b)(2) of Code) (the “Total Payments”) (a) constitute “parachute  payments” within the meaning of Section 280G of the Code, and (b) but for this Section 7 would be subject to the excise tax imposed by Section 4999 of the Code, then the Executive shall be entitled to receive either (i) the full amount of the Total Payments or (ii) a portion of the Total Payments having a value equal to $1 less than three (3) times the Executive’s “base amount” (as such term is defined in Section 280G(b)(3)(A) of the Code), whichever of (i) and (ii), after taking into account applicable federal, state, and local income taxes and the excise tax imposed by Section 4999 of the Code, results in the receipt by such employee on an after tax basis, of the greatest portion of the Total Payments.  Any determination required under this Section 7 shall be made in writing by the Company’s independent certified public accountants appointed prior to any change in ownership (as defined under Section 280G(b)(2) of the Code) or tax counsel selected by such accountants (the “Accountants”), whose determination shall be final, conclusive and binding for all purposes upon the Executive.  For purposes of making the calculations required by this Section 7, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good-faith interpretations concerning the application of Sections 280G and 4999 of the Code.  If there is a reduction pursuant to this Section 7 of the Total Payments to be delivered to the applicable Executive the payment reduction contemplated by the first sentence of this Section 7 shall be implemented by determining the “Parachute Payment Ratio” (as defined below) for each “parachute payment” and then reducing the “parachute payments” in order beginning with the “parachute payment” with the highest Parachute Payment Ratio.  For “parachute payments” with the same Parachute Payment Ratio, such “parachute payments” shall be reduced based on the time of payment of such “parachute payments,” with amounts having later payment dates being reduced first.  For “parachute payments” with the same Parachute Payment Ratio and the same time of payment, such “parachute payments” shall be reduced on a pro rata basis (but not below zero) prior to reducing “parachute payments” with a lower Parachute Payment Ratio.  For purposes hereof, the term “Parachute Payment Ratio” shall mean a fraction the numerator of which is the value of the applicable “parachute payment” for purposes of Section 280G of the Code and the denominator of which is the actual present value of such payment.  The determination by the Accountants under this Section 6 shall be made as soon as practicable but no later than six (6) days following the Effective Time.

8.                                      Indemnification and Insurance.  The Executive shall have rights to indemnification and insurance, if any, as provided in Section 7.1 of the Merger Agreement, to the extent applicable to the Executive.

9.                                      Miscellaneous.

(a)                                 Severability and Reformation.  Each of the provisions of this Agreement constitutes independent and separable covenants.  Any portion of this Agreement that is

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determined by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability or in conflict with any applicable statute or rule shall be deemed, if possible, to be modified or altered so that it is not overly broad or in conflict or, if not possible, to be omitted from this Agreement.  The invalidity of any portion of this Agreement shall not affect the validity of the remaining sections of this Agreement.  Notwithstanding the foregoing, if the either the Initial Release or Consulting Period Release is found unenforceable for any reason, the Company may elect to enforce the remainder of this Agreement or cancel it and get back any consideration paid.

(b)                                 No Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(c)                                  Successors and Assigns.  This Agreement and any rights herein granted are personal to the Parties hereto and shall not be assigned or otherwise transferred by either party without the prior written consent of the other party, and any attempt at violative assignment or any other transfer, whether voluntary or by operation of Law, shall be void and of no force and effect, except that this Agreement may be assigned to by the Company to any successor in interest to the business of the Company.  This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors, Affiliates and any person or other entity that succeeds to all or substantially all of the business, assets or property of the Company.  This Agreement and all of the Executive’s rights hereunder shall inure to the benefit of and be enforceable by the Executive’s heirs and estate.

(d)                                 No Conflict.  Each party represents that the performance of all of the terms of this Agreement shall not result in a breach of, or constitute a conflict with, any other agreement or obligation of that party.

(e)                                  Notices.  All notices and other communications hereunder must be in writing and shall be deemed duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or by overnight courier, and addressed to the intended recipient at the addresses below.

Notices sent to the Company should be directed to:

Gener8 Maritime, Inc.

299 Park Avenue, Second Floor
New York, New York 10171
Attention:  Milton Gonzales, Chief Operating Officer and

Kent Kurkiewicz, Internal Auditor

with a copy to (pre-Closing Date only):

Shearman & Sterling LLP

7

599 Lexington Avenue
New York, NY 10022
Attention: John A. Marzulli, Esq., George Karafotias, Esq.
Facsimile No.: +1 (212) 848-7179

With a copy to:

Seward & Kissel LLP
One Battery Park Plaza
New York, NY  10004
Attention:  James E. Abbott, Esq., Anne C. Patin, Esq.

Notices sent to the Executive should be directed to:

The last home address in the Company’s records.

with a copy to:

Katzke & Morgenbesser LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attention: Henry I. Morgenbesser, Esq.

(f)                                   Counterparts.  This Agreement may be executed in counterparts, and each counterpart shall be deemed an original for all purposes.

(g)                                  Captions and Headings.  The captions and headings are for convenience of reference only and shall not be used to construe the terms or meaning of any provisions of this Agreement.

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(h)                                 Entire Agreement.  This Agreement, together with the Continuing Obligations of the Employment Agreement as set forth herein, sets forth the entire agreement between the Parties with respect to the subject matter hereof.  This Agreement supersedes any and all prior understandings and agreements between the Parties and neither Party will have any obligation toward the other except as set forth herein.  Without limiting the generality of the foregoing, the Executive agrees that the execution of this Agreement and the payments made hereunder shall constitute satisfaction in full of the Company’s obligations to the Executive under any and all plans, programs or arrangements of the Company under which the Executive may be entitled to payments and/or benefits in connection with the termination of his employment.  This Agreement may not be superseded, amended, or modified except in writing signed by both Parties.

[SIGNATURES TO FOLLOW ON THE NEXT PAGE]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis	Date:	6/10/18
By: Leonard J. Vrondissis
Title: Chief Financial Officer

PETER GEORGIOPOULOS

/s/ Peter Georgiopoulos	Date:	6/10/18

Signature Page to Separation Agreement and General Release

EXHIBIT A

Initial Release

I, Peter Georgiopoulos, in consideration of the performance of Gener8 Maritime, Inc. (together with its Subsidiaries, the “Company”) of its obligations under the Separation Agreement and General Release, dated as of June 10, 2018 (the “Agreement”), do hereby release and forever discharge as of the date hereof the Company, Euronav NV and Euronav MI Inc. and each of their respective Affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of the Company and its Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder. Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.                                         I understand that any payments or benefits paid or granted to me under Section 2 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled.  I understand and agree that I will not receive certain of the payments and benefits specified in Section 2 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.                                         Except as provided in paragraphs 4 and 5 below and except for the provisions of the Agreement which expressly survive the termination of my employment with the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Claims”).

3.                                         I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

4.                                         I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.                                         I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding (except as provided in paragraph 10 below). Additionally, I am not waiving (i) any right to the payments and benefits to which I am entitled under the Agreement (including the Accrued Benefits), (ii) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents or otherwise, or (iii) my rights as an equity or security holder in the Company or its Affiliates.

6.                                         In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

7.                                         I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.                                         Except as provided in paragraph 10 below, I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I shall instruct each of the foregoing not to disclose the same to anyone.

9.                                      Except as provided in paragraph 10 below, I agree that I shall not at any time make, publish, or communicate to any person or entity or in any public forum any remarks, comments, or statements that reasonably could be expected to be detrimental to the Released Parties, the Company’s programs or business or financial prospects, or the reputation of the any of the Released Parties, now or in the future.

10.                               I have the right under U.S. federal law to certain protections for cooperating with or reporting legal violations to various governmental entities.  No provisions in this General Release are intended to prohibit me from disclosing this General Release to, or from cooperating with or reporting violations to, any such governmental entity, and I may do so without disclosure to the Company.  The Company may not retaliate against me for any of these activities, and nothing in this General Release would require me to waive any monetary award or other payment that I might become entitled to from any such governmental entity.

11.                                  I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

12.                                  Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

13.                                  Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.                                         I HAVE READ IT CAREFULLY;

2.                                         I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.                                         I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.                                         I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.                                         I HAVE HAD AT LEAST 45 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT, AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 45 DAY PERIOD;

6.                                         I AM HEREBY ADVISED THAT (I) ALL INDIVIDUALS EMPLOYED BY THE COMPANY AND GENER8 MARITIME MANAGEMENT, LLC WERE CONSIDERED FOR TERMINATION IN CONNECTION WITH THE RESTRUCTURING; (II) THE COMPANY’S ABILITY TO ELIMINATE POSITIONS AT THE COMPANY IN CONNECTION WITH THE MERGER WAS THE PRIMARY ELIGIBILITY FACTOR USED TO DETERMINE THE INDIVIDUALS SELECTED FOR THE RESTRUCTURING; (III) THE JOB TITLES AND AGES OF THE INDIVIDUALS WHO WERE CONSIDERED FOR TERMINATION AND THOSE WHO ARE BEING TERMINATED ARE INCLUDED ON SCHEDULE I ATTACHED HERETO; AND (IV) CERTAIN INDIVIDUALS WILL REMAIN EMPLOYED THROUGH A TRANSITION PERIOD FOR THE MERGER PRIOR TO THE TERMINATION OF THEIR EMPLOYMENT.

7.                                         I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT BY DELIVERING WRITTEN NOTICE TO THE COMPANY AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

8.                                         I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

9.                                         I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

ACCEPTED AND AGREED:

PETER GEORGIOPOULOS

Date:

[Signature Page to Initial Release]

Schedule I

(ages as of June 12, 2018)

Company	Title	Age	Terminated
Gener8 Maritime Management, LLC	Purchasing Agent	73	X
Gener8 Maritime Management, LLC	Purchasing Manager	71	X
Gener8 Maritime, Inc.	Vessel Accountant	70	X
Gener8 Maritime, Inc.	Vessel Accountant	69	X
Gener8 Maritime, Inc.	Executive Assistant	64	X
Gener8 Maritime Management, LLC	Technical Director	64	X
Gener8 Maritime Management, LLC	Vessel Maintenance & Repair	64	X
Gener8 Maritime, Inc.	Mail Room/Driver	62	X
Gener8 Maritime, Inc.	Internal Auditor	58	X
Gener8 Maritime, Inc.	President & Chairman	57	X
Gener8 Maritime, Inc.	Chief Operating Officer	57	X
Gener8 Maritime, Inc.	Controller	57	X
Gener8 Maritime, Inc.	Vessel Accountant	53	X
Gener8 Maritime Management, LLC	Technical Funding Coordinator	53	X
Gener8 Maritime, Inc.	Human Resource Manager	53	X
Gener8 Maritime, Inc.	Vessel Accountant	51	X
Gener8 Maritime Management, LLC	Technical Fleet Superintendent	51	X
Gener8 Maritime Management, LLC	Technical Fleet Manager	51	X
Gener8 Maritime, Inc.	Executive Assistant	50	X
Gener8 Maritime, Inc.	Office Manager	49	X
Gener8 Maritime, Inc.	Vessel Accountant	48	X
Gener8 Maritime, Inc.	Director of Finance Analysis	45	X
Gener8 Maritime Management, LLC	Commercial Manager	44	X
Gener8 Maritime, Inc.	Receptionist	43	X
Gener8 Maritime, Inc.	Vessel Accountant	43	X
Gener8 Maritime, Inc.	Director of Financial Reporting	42	X

Gener8 Maritime, Inc.	Assistant Controller	41	X
Gener8 Maritime Management, LLC	Commercial Director	41	X
Gener8 Maritime, Inc.	Accounts Payable/IT Director	41	X
Gener8 Maritime, Inc.	Chief Financial Officer	41	X
Gener8 Maritime Management, LLC	Technical Analyst	39	X
Gener8 Maritime, Inc.	Sr. Vessel Accountant	38	X
Gener8 Maritime Management, LLC	Technical Claims Analyst	38	X
Gener8 Maritime Management, LLC	Vessel Operator	37	X
Gener8 Maritime, Inc.	Accounts Payable	35	X
Gener8 Maritime, Inc.	VP Finance	35	X
Gener8 Maritime Management, LLC	Chartering/Vessel Operator	33	X
Gener8 Maritime Management, LLC	Vessel Operator	31	X
Gener8 Maritime, Inc.	Financial Analyst	26	X

EXHIBIT B

CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”) is entered into by and between Gener8 Maritime, Inc. (the “Company”) and Peter Georgiopoulos (the “Consultant”) (each a “Party” and collectively, the “Parties”) effective as of June [ ], 2018 (the “Effective Date”).

WHEREAS, the Company desires to retain Consultant to perform the Consulting Services (as defined below) pursuant to the terms of this Agreement and Consultant desires to provide the Consulting Services to the Company in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1.                                      Engagement.  (a) The Company hereby engages Consultant as a consultant and Consultant hereby accepts such engagement.  During the time that Consultant is performing services for the Company under this Agreement and for all purposes hereunder, Consultant shall act solely as an independent party, and nothing herein shall at any time be construed to create the relationship of partnership, principal and agent, employment or joint venture as between the Company and Consultant. Unless Consultant has been specifically authorized to do so by the Company in writing, Consultant shall not have any authority to attempt to enter into any contract, commitment or agreement, or to incur any expenditure, debt or liability of any nature in the name of or for the account of the Company.  In addition, Consultant shall not hold himself out as having authority to bind the Company.  Commencing on the date hereof and continuing until the earliest to occur of (i) thirty (30) days following the date that written notice from one Party to the other Party of the intent to terminate the Consulting Period (as defined below) is tendered (except in the case of termination by the Company for Cause (as defined below) the date of such written notice); (ii) the date of the Consultant’s death or Disability (as such term in defined in the Consultant’s employment agreement with the Company dated June 22, 2015 (the “Employment Agreement”)); and (iii) the three-year anniversary of the date hereof (the “Consulting Period”), the Company will retain Consultant as a consultant reporting to the CEO of Euronav NV (the “Euronav CEO”), to provide consulting services on such matters as may be reasonably requested by the Euronav CEO (the “Consulting Services”).  Consultant will perform the Consulting Services during the Consulting Period as an independent contractor at such times and locations and in such manner as shall be mutually acceptable to the Consultant and the Euronav CEO.  It is the expectation of the Parties that the Consulting Services will not require more than two (2) days per month, and will constitute twenty percent (20%) or less of the services that the Consultant provided to the Company as an employee.  If the Company should be merged or consolidated into another entity during the Consulting Period, the Consulting Services shall continue to be rendered by Consultant to such other entity, but shall be limited to matters pertaining to the business conducted by the Company prior to its merger or consolidation.

(b)                                 If this Agreement is terminated (i) by the Consultant other than by reason of a material breach of this Agreement by the Company which is not cured within thirty (30)

days after written notice to the Company from Consultant identifying the circumstances of the material breach; (ii) by the Company for Cause (as defined herein) or (iii) as a result of Consultant’s death or Disability (as defined in the Employment Agreement), no further amounts of the Consulting Fee shall be due.  In all other events in which the Agreement is terminated, the Consulting Fee shall be due and payable on the monthly schedule provided for hereunder.  For the purposes of this Agreement, “Cause” shall mean the occurrence of any of the following during the Consulting Period: (i) Consultant’s conviction or plea of guilty or nolo contendere to a felony, other than a traffic-related felony; (ii) Consultant’s continued willful failure to substantially perform Consultant’s material services under this Agreement (other than due to a mental or physical impairment and other than by reason of mere poor performance or poor results); (iii) a material act of fraud involving the Company; (iv) a material breach of the non-solicitation provision of the Employment Agreement; (v)  Consultant’s having engaged in material willful misconduct that Consultant knew or reasonably should have known would be materially injurious to the financial condition or business reputation of the Company; or (vi) a material breach by Consultant of this Agreement.  Notwithstanding anything herein to the contrary, Consultant shall not be terminated for Cause pursuant to clauses (ii), (v) and (vi) above unless Consultant is given notice by the Company of the circumstances constituting the basis for termination and, if such circumstances are curable, for thirty (30) days after receipt of such notice, Consultant has failed to cure them to the reasonable satisfaction of the Company.

2.                                      Consulting Fee.  (a)  In full consideration for Consultant’s performance of all duties and obligations and all rights granted to the Company hereunder, the Company agrees to pay Consultant a consulting fee of $34,027.78 per month (the “Consulting Fee”) plus any expenses reasonably incurred by Consultant in rendering such Consulting Services which have been approved in writing by the Company, payable to Consultant within ten (10) days following the last calendar day of each month of the Term subject to the receipt of an invoice from Consultant for any such expenses incurred.

(b)                                 The parties hereby acknowledge and agree that the Consulting Fee paid during the Term shall represent the fee for Consultant rendering the Consulting Services as an independent contractor and shall therefore be paid without any federal, state or local deductions or withholdings (including F.I.C.A.) taken therefrom for taxes or any other purpose.  Consultant further acknowledges that the Company makes no warranties as to any tax consequences regarding payment of such Consulting Fees, and specifically agrees that the determination of any tax liability or other consequences to Consultant of the payment set forth above is Consultant’s sole and complete responsibility and that Consultant will pay all federal, state and local taxes, if any, including of any foreign jurisdiction assessed on such payments from any applicable taxing authority.

(c)                                  As an independent contractor, Consultant acknowledges and agrees that Consultant shall not be entitled to any of the employee benefits provided by the Company to its employees, including but not limited to any health insurance, retirement, pension, 401(k), retirement related profit sharing, defined contribution or similar plan, workers’ compensation, disability, unemployment or similar insurance or benefits.

(d)                                 Consultant shall be exclusively responsible for obtaining, maintaining, and paying all assessments, contributions, fees, and all other amounts in respect of workers’

compensation, disability or other similar benefits, unemployment or other similar insurance he is required to maintain by law, if any, and to perform the Consulting Services, and all other amounts which may be owed or payable to any local, state or federal government, agency, department or authority.

(e)                                  Consultant agrees to indemnify and hold the Company harmless from any liabilities or penalties should any such liabilities or penalties be assessed against the Company as a result of Consultant’s failure to make the proper tax payments that he is obligated to make in connection with this Agreement or Consultant’s failure to maintain the proper insurances or make the proper remittances that he is required to make to any local, state or federal government, agency, department or authority.

3.                                      Representations.  Consultant represents, warrants and covenants that:

(a)                                 Consultant has the full right and authority to enter into this Agreement, that Consultant has no agreement, duty, commitment or responsibility or obligation of any kind or nature whatsoever, including but not limited to an agreement not to compete or not to solicit, with any corporation, partnership, firm, company, joint venture or other person or entity which would conflict in any manner whatsoever or which could interfere with Consultant’s performance of the Consulting Services under this Agreement.

(b)                                 Consultant is not in possession of any document or other tangible property of any other person or entity of a confidential or proprietary nature which would conflict in any manner whatsoever with any of Consultant’s duties, obligations or responsibilities to the Company pursuant to this Agreement and Consultant’s performance of the Consulting Services to the Company during the Term will not breach any agreement by which Consultant is bound not to disclose any proprietary information.

(c)                                  Consultant (i) has and will maintain all necessary governmental and regulatory licenses, approvals and/or exemptions, if any, in order to provide the Consulting Services contemplated herein; (ii) such memberships in self-regulatory organizations as may be required by law; and (iii) will remain in compliance with all provisions of all applicable laws during the term of this Agreement.

4.                                      Confidential Information.  (a)                              Consultant acknowledges that, during the course of providing the Services hereunder, Consultant may have access to and come into possession of information of a proprietary or confidential nature relating to the present or future business of the Company, and any affiliated or related entities, as well as from clients or prospective clients of the Company (all of such information hereinafter referred to as “Confidential Information”).  For the avoidance of doubt, the Company acknowledges and agrees that, during the Consulting Period, Consultant may be engaged in activities himself, or to or on behalf of other parties engaging in businesses, which in each case are or may be competitive with the businesses of the Company or its affiliates and that the Company will take reasonable efforts not to provide Confidential Information to the Consultant.  The Company shall consult with Consultant prior to knowingly providing Confidential Information to the Consultant and the Company shall determine whether the potential receipt of any Confidential Information by the Consultant would cause a conflict of interest for Consultant.  Consultant agrees that, except as otherwise directed by the Company in writing, Consultant will hold in the strictest confidence, and will not at any time, whether during or after the Term, disclose to any person or use, directly or indirectly, for Consultant’s own benefit or the benefit of others, any Confidential Information that he is provided, or permit any person to examine or make copies of any documents which may contain or are derived from Confidential Information, whether prepared by Consultant or otherwise come into Consultant’s possession or control.  For purposes of this Agreement, “Confidential Information” includes, but is not limited to, financial and operational information and data regarding the Company, its affiliated and related entities and any vessels owned or operated by the Company, its affiliated and related entities; client lists, contact or other information relating to clients or prospective clients of the Company or any of its affiliates or related entities; account information; internal analyses, management information reports and worksheets such as marketing and business plans, profit margin studies and compensation; accounting information, including financial statements of the Company and its affiliated or related entities; personal and financial information pertaining to current and former employees, partners, members, officers or directors of the Company and its related entities; and personal and financial information pertaining to the Company’s principals or their family members, or any information provided to the Company under an obligation of confidentiality.

(b)                                 Nothing in this section or elsewhere in this Agreement shall prevent Consultant from disclosing Confidential Information: (i) to the extent required by law, rule or regulation; (ii) in response to a subpoena or other valid legal process; (iii) with the prior written consent of the Company and to the extent required to perform the Consulting Services to the Company’s service providers; (iv) to the extent necessary to enforce any provision of this Agreement, provided that Consultant shall endeavor to file any such information under seal; or (v) if such information becomes publicly available other than from disclosure by Consultant or anyone acting in concert with Consultant; provided that, under subsections (i) and (ii), where not prohibited by law, Consultant agrees to provide the Company with advance notice of disclosure.  Further, nothing in this Agreement limits Consultant’s ability to communicate with any federal, state or local governmental agency, commission or body or self-regulatory organization (each, a “Governmental Agency”), or otherwise participate in any investigation or proceeding that may be conducted by any Governmental Agency, without notice to the Company (“Whistleblower Rights”).  In all cases, Consultant agrees to take all reasonable steps to protect the confidentiality of any information disclosed, including seeking confidential treatment by the relevant body, as applicable.  Notwithstanding the foregoing, nothing in this Agreement constitutes a waiver of the Company’s attorney-client, work product or other applicable privileges, and to the extent Consultant is in possession of any information protected by such privileges, nothing herein authorizes Consultant to disclose such privileged information to any third party.

(c)                                  To the extent provided under applicable law, an individual shall not be held criminally or civilly liable for the disclosure of a trade secret that is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

5.                                      Intellectual Property.  Consultant covenants and agrees that the Company is the sole and exclusive owner of all right, title and interest in all discoveries, developments, designs, improvements, inventions, innovations, processes, techniques, works of authorship, contacts, know-how and data (whether or not registerable under copyright, trademark or patent statutes), patents, trade secrets, copyrights, trademarks and proprietary information which Consultant may make, conceive, develop, produce, learn, process or acquire, either individually or jointly with others, while providing Consulting Services under this Agreement and all the goodwill associated therewith (collectively, the “Intellectual Property”).  Consultant shall promptly and fully disclose to the Company all Intellectual Property.  Consultant acknowledges and agrees that Intellectual Property that is a work of authorship is a “work for hire” (as that term is used under U.S. copyright law), and the Company shall be the sole owner of all copyrights in or connected with such Intellectual Property.  Consultant hereby waives any moral rights that he may have with respect to the Intellectual Property.  Consultant hereby irrevocably assigns and agrees to assign to the Company his entire right, title and interest in the Intellectual Property, present and future. Consultant agrees to take all reasonable actions and cooperate as is necessary to protect and preserve the intellectual and proprietary rights in the Intellectual Property and further agrees to promptly execute and deliver any specific assignments or other papers and lawful documents that might be necessary to perfect the sole right, title and interest in the Company in the Intellectual Property. Consultant irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact to execute and file any and all applications and other necessary documents related to such Intellectual Property with the same legal force and effect as if Consultant had executed them himself.  Consultant warrants and represents that Consultant has not executed and will not execute any document or instrument in conflict herewith.

6.                                      Remedies.  Consultant acknowledges and agrees that the Consulting Services are of a unique nature and that Consultant may have broad access to plans, strategies and methods of operations, and that as such, it is fair and reasonable in order to protect the business, operations, assets and reputation of the Company that Consultant makes the covenants and undertakings set forth in paragraphs 4 and 5 of this Agreement.  Furthermore, Consultant agrees that if Consultant breaches or attempts to breach or violate any of the foregoing provisions, the Company will be irreparably harmed and monetary damages may not provide an adequate remedy.  Accordingly, it is agreed that the Company may apply for and shall be entitled to temporary, preliminary and permanent injunctive relief (without the necessity of posting a bond or other security) in order to prevent breach of this Agreement or to specifically enforce the provisions thereof, and Consultant hereby consents to the granting of such relief.  The Company shall not have to prove the inadequacy of the available remedies at law or actual damages.  It is understood that any such injunctive remedy shall not be exclusive or waive any rights to seek other remedies at law or in equity.  The parties hereto further agree that the covenants and undertakings as set forth in this Agreement are reasonable in light of the facts as they exist on the date hereof.  However, if at any time, a court having jurisdiction over this Agreement shall determine that any of the subject matter or duration is unreasonable in any respect, it shall be reduced, and not terminated, as such court determines may be reasonable.

7.                                      Notices.  Any notice or other communication required or permitted hereunder shall be in writing and delivered by overnight courier service or personal delivery, or by email with a copy delivered by overnight courier service to the intended recipient at the addresses set forth below, or to such other address as a party may from time to time designate to the other parties.  A notice sent in compliance with this Section 9 shall be deemed delivered when actually received by the Party to whom sent.

If to the Company:

Euronav NV

De Gerlachekaai 20

B-2000 Antwerp - Belgium

Attention: Alex Staring

Email: alex.staring@euronav.com

If to Consultant:

The last home address in the Company’s records.

8.                                      Return of Materials at Termination.  Consultant covenants and agrees to deliver promptly to the Company on termination or completion of Consultant’s engagement hereunder, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, electronic records or other documents (and all copies thereof including any form of physical or electronic preservation of records) relating to the Consulting Services performed hereunder, the business of the Company or any of its affiliates (including any Confidential Information), and any and all property associated therewith.

9.                                      Non-Assignment.  This Agreement is entered into by the Company in reliance upon the qualifications of Consultant and shall not be assigned by Consultant, either voluntarily, involuntarily or by operation of law, without the prior written consent of the Company, and any attempt to do so without the Company’s prior written consent shall be void.

10.                               Modification; Amendment; Waiver.  No modification, amendment or waiver of any provision of this Agreement shall be effective unless approved in a writing signed by both parties.  The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of either party thereafter to enforce each and every provision hereof in accordance with its terms.

11.                               Severability.  In the event that any provision or term of this Agreement is held to be invalid, prohibited or unenforceable for any reason, such provision or term shall be deemed severed from this Agreement, without invalidating the remaining provisions, which shall remain in full force and effect.  If at any time a court or other body having jurisdiction over this Agreement shall determine that any of the subject matter or duration is unreasonable in any respect, it shall be reduced and not terminated, as such court or body determines may be reasonable.

12.                               Non-Disclosure.  Consultant agrees to keep this Agreement confidential and to not disclose its existence or its terms to any third parties unless required to do so by law or regulation, without the prior written consent of the Company.  Consultant may, however, disclose the details of this engagement and compensation arrangements to Consultant’s immediate family and to Consultant’s tax, accounting and legal advisors, provided that Consultant secures the agreement of such individuals to maintain the confidentiality of this Agreement.  Notwithstanding the foregoing, Consultant may share Consultant’s obligations in respect of Confidential Information (Section 4) and Intellectual Property (Section 5) with prospective employers or business partners.

13.                               Survival/Legally binding on Successors and Assigns.  The Sections of this Agreement that by their terms, express or implied, survive the termination of this Agreement shall continue after the conclusion of the Term, namely Section 4 (Confidential Information), Section 5 (Intellectual Property) and Section 6 (Remedies).  The obligations of the Company hereunder shall be binding upon its successors and assigns.  This Agreement and all of the Consultant’s rights hereunder shall inure to the benefit of and be enforceable by the Consultant’s heirs and estate.

14.                               Legal Advice.  Consultant acknowledges that Consultant has had the opportunity to consult with legal counsel of his choosing, at his own expense, in connection with his decision to enter this Agreement.

15.                               Governing Law; Jurisdiction.  This Agreement and performance under it shall be governed by the laws of State of New York without regard to conflict of law principles.

16.                               Entire Agreement.  This constitutes the entire agreement between the parties and cancels and supersedes all other agreements and understandings, whether written or oral, among the parties which may have related to the subject matter contained in this Agreement.  Consultant acknowledges that Consultant has not relied on any statements, representations or promises not specifically contained in this Agreement.  This Agreement may not be changed or any of its provisions waived orally, but only in writing signed by both parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

GENER8 MARITIME, INC.

By:
Milton Gonzales
Chief Operating Officer

ACCEPTED AND AGREED TO:

By:
Peter Georgiopoulos

EXHIBIT C

Consulting Period Release

I, Peter Georgiopoulos, in consideration of the performance of Gener8 Maritime, Inc. (together with its Subsidiaries, the “Company”) of its obligations under the Separation Agreement and General Release, dated as of June 10, 2018 (the “Agreement”), do hereby release and forever discharge as of the date hereof the Company, Euronav NV and Euronav MI Inc. and each of their respective Affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of the Company and its Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder. Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.                                         I understand that any payments paid or granted to me under Section 5 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages, fees or benefits to which I was already entitled.  I understand and agree the Company may, at its sole discretion, recoup the payments specified in Section 5 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter.  Such payments will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.                                         Except as provided in paragraphs 4 and 5 below and except for the provisions of the Agreement which expressly survive the termination of my employment with, or consulting services for, the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, my services as a consultant for, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Claims”).

3.                                         I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

4.                                         I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that the termination of my services as a consultant to the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.                                         I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding (except as provided in paragraph 10 below). Additionally, I am not waiving (i) any right to the payments and benefits to which I am entitled under the Agreement (including the Accrued Benefits), (ii) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents or otherwise, (iii) any unpaid portion of the Consulting Fee or (iv) my rights as an equity or security holder in the Company or its Affiliates.

6.                                         In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

7.                                         I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.                                         Except as provided in paragraph 10 below, I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I shall instruct each of the foregoing not to disclose the same to anyone.

9.                                      Except as provided in paragraph 10 below, I agree that I shall not at any time make, publish, or communicate to any person or entity or in any public forum any remarks, comments, or statements that reasonably could be expected to be detrimental to the Released Parties, the Company’s programs or business or financial prospects, or the reputation of the any of the Released Parties, now or in the future.

10.                               I have the right under U.S. federal law to certain protections for cooperating with or reporting legal violations to various governmental entities.  No provisions in this General Release are intended to prohibit me from disclosing this General Release to, or from cooperating with or reporting violations to, any such governmental entity, and I may do so without disclosure to the Company.  The Company may not retaliate against me for any of these activities, and nothing in this General Release would require me to waive any monetary award or other payment that I might become entitled to from any such governmental entity.

11.                                  I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

12.                                  Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

13.                                  Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.                                         I HAVE READ IT CAREFULLY;

2.                                         I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.                                         I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.                                         I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.                                         I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT, AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 21 DAY PERIOD;

6.                                         I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

7.                                         I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

8.                                         I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

ACCEPTED AND AGREED:

PETER GEORGIOPOULOS

Date:

[Signature Page to Consulting Period Release]

Exhibit 99.2

Execution Copy

SEPARATION AGREEMENT AND GENERAL RELEASE

This SEPARATION AGREEMENT AND GENERAL RELEASE (this “Agreement”), dated as of June 10, 2018 (the “Execution Date”), sets forth the agreement by and between Leonard J. Vrondissis (the “Executive”) and Gener8 Maritime, Inc., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”). (Each of the Company and the Executive are a “Party,” and together, the “Parties.”)  Capitalized terms not otherwise defined herein shall have the same meaning as in the Merger Agreement (as defined below).

WHEREAS, the Executive is currently employed by the Company as Chief Financial Officer and Secretary pursuant to an employment agreement dated May 17, 2012 (as amended on June 22, 2015 the “Employment Agreement”);

WHEREAS, the Company has entered into a merger agreement (the “Merger Agreement”) by and among Euronav NV and Euronav MI Inc. (“Euronav”), dated as of December 20, 2017, whereby upon the Effective Time, the Company will merge into Euronav (the “Merger”);

WHEREAS, Executive’s employment and service with the Company shall cease as of the Effective Time; and

WHEREAS, the Company and the Executive desire to enter into this Agreement to memorialize the terms of, and each Party’s rights and obligations in connection with, the termination of Executive’s employment and service with the Company.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, including the execution and non-revocation of the Release (as hereinafter defined) by Executive, the receipt and sufficiency of which is hereby acknowledged by the Parties hereto, the Parties agree as follows:

1.             Termination of the Merger.               If the Merger Agreement is terminated prior to the Effective Time or the Closing Date does not occur within fourteen (14) days after the Effective Time, this Agreement shall automatically become void and no effect.

2.             Termination of Employment; Accrued Payments/Benefits.

(a)           Regardless of whether the Executive signs this Agreement, the Executive’s employment as Chief Financial Officer and Secretary of the Company pursuant to the Employment Agreement shall cease as of the Effective Time.  As of the Effective Time, the Employment Agreement shall cease to be of any further force and effect, except as specifically set forth herein, and the Executive shall be deemed to have resigned from all positions with the Company and its Subsidiaries and Affiliates.  For the avoidance of doubt, any deemed or actual resignation from positions by the Executive (including pursuant to Section 6.7 of the Merger Agreement) shall not relieve the Company of its obligation to make severance payments provided hereunder in accordance with the terms hereof.

(b)           Regardless of whether the Executive signs this Agreement, the Company shall pay, or shall cause to be paid, to the Executive, within sixty (60) days of the Closing Date (or such earlier date as may be required by applicable law): (i) any unpaid base salary through the Effective Time, (ii) all unreimbursed business expenses incurred through the Effective Time that are properly submitted in accordance with Company policy, (iii) any accrued but unused vacation time in accordance with Company policy, (iv) any vested tax qualified and non-qualified retirement, savings or 401(k) account balances or benefits, which shall be paid in accordance with their terms, (v) all other payments, benefits or fringe benefits to which the Executive shall be entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant (including any stock options and restricted stock unit awards granted under the Company’s 2012 Equity Incentive Plan, to the extent then outstanding and in accordance with the terms provided in Section 3.2 of the Merger Agreement), in each case in accordance with their terms, and (vi) any earned but unpaid annual bonus for the most recent performance period that ends prior to the Effective Time (it being acknowledged that the Executive has already received all he is entitled to under this clause (vi) with receipt of his calendar year 2017 bonus and there are no amounts due for 2018) ((i) — (vi), the “Accrued Benefits”).

3.             Severance Benefits.  Subject to the Executive’s execution of this Agreement and the release of claims attached to this Agreement as Exhibit A (the “Release”) within the longer of forty-five (45) days of receipt of this Agreement or fourteen (14) days following the Effective Time (but in no event earlier than the Closing Date), and the non-revocation thereof (the effective date of the Release following the expiration of the revocation period is hereinafter referred to as the “Release Effective Date”), the Company agrees, in full satisfaction of all claims the Executive may have to payments or benefits under the Employment Agreement or any other plan, policy or arrangement of the Company, to provide the Executive with the following payments and benefits (the “Severance Benefits”) on the Release Effective Date or as soon as practicable thereafter, but in no event later than six (6) calendar days following the Release Effective Date.

(a)         Severance.  Subject to Sections 5 and 6 hereof, the Company shall pay the Executive as severance an amount equal to $425,000 (the “Severance Payment”) in a lump sum, less all applicable tax withholdings and other authorized deductions (including but not limited to any withholdings or deductions applicable to restricted stock units previously granted to the Executive, which are hereby expressly authorized), which amount represents the Executive’s current annual base salary.

(b)         Transaction Bonus.  Subject to Sections 5 and 6 hereof, the Company shall pay the Executive a one-time transaction bonus in a single cash lump sum of $2,500,000 (the “Transaction Bonus”), less all applicable tax withholdings and other authorized deductions.

(c)         COBRA.  Executive shall be provided notice of his right to continue his group health insurance coverage at his own expense under the terms of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) under separate cover.  The Executive understands and acknowledges that the Company’s group health

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insurance plans likely will be terminated prior to the conclusion of any COBRA continuation period applicable to the Executive and that, as such, any COBRA rights will cease as of the termination of the applicable plan.

(d)         Waiver of Non-Compete.  Subject to the Executive’s continued compliance with this Agreement and the Release, the Parties acknowledge and agree that the non-competition restrictions in Section 9(b) of the Employment Agreement have been waived as of the Effective Time.

4.             Rights and Continuing Obligations.  The following obligations in the Employment Agreement (collectively, the “Continuing Obligations”) shall continue according to their terms as if set forth in their entirety herein:

(a)           Section 9; Restrictive Covenants (other than, as of the Effective Time, Section 9(b); Noncompetition);

(b)           Section 10; Cooperation;

(c)           Section 11; Equitable Relief and Other Remedies; and

(d)           Section 17; Governing Law; Jurisdiction.

5.             Code Section 409A Compliance.

(a)           The intent of the Parties is that payments and benefits under this Agreement comply with Section 409A of the Code (“Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Executive by Section 409A or damages for failing to comply with Section 409A.

(b)           A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”  Notwithstanding anything to the contrary in this Agreement, if the Executive is deemed on the date of termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A payable on account of “a separation from service,” such payment or benefit shall not be made or provided until the date which is the earlier of (A) the expiration of the six (6) month period measured from the date of such “separation from service” of the Executive, and (B) the date of the Executive’s death, to the extent required under Section 409A. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 5(b) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum,

3

and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c)           To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Section 409A, (A) all such expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (B) any right to such reimbursement or in kind benefits shall not be subject to liquidation or exchange for another benefit, and (C) no such reimbursement, expenses eligible for reimbursement, in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(d)           For purposes of Section 409A, the Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(e)           Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A.

6.             Code Section 280G.  If any payments or benefits the Executive would receive from the Company under this Agreement or otherwise in connection with a change in ownership (as defined under Section 280G(b)(2) of Code) (the “Total Payments”) (a) constitute “parachute  payments” within the meaning of Section 280G of the Code, and (b) but for this Section 6 would be subject to the excise tax imposed by Section 4999 of the Code, then the Executive shall be entitled to receive either (i) the full amount of the Total Payments or (ii) a portion of the Total Payments having a value equal to $1 less than three (3) times the Executive’s “base amount” (as such term is defined in Section 280G(b)(3)(A) of the Code), whichever of (i) and (ii), after taking into account applicable federal, state, and local income taxes and the excise tax imposed by Section 4999 of the Code, results in the receipt by such employee on an after tax basis, of the greatest portion of the Total Payments.  Any determination required under this Section 6 shall be made in writing by the Company’s independent certified public accountants appointed prior to any change in ownership (as defined under Section 280G(b)(2) of the Code) or tax counsel selected by such accountants (the “Accountants”), whose determination shall be final, conclusive and binding for all purposes upon the Executive.  For purposes of making the calculations required by this Section 6, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good-faith interpretations concerning the application of Sections 280G and 4999 of the Code.  If there is a reduction pursuant to this Section 6 of the Total Payments to be delivered to the applicable Executive the payment reduction contemplated by the first sentence of this Section 6 shall be implemented by determining the “Parachute Payment Ratio” (as defined below) for each “parachute payment” and then reducing the “parachute payments” in order beginning with the “parachute payment” with the highest Parachute Payment Ratio.  For “parachute payments” with

4

the same Parachute Payment Ratio, such “parachute payments” shall be reduced based on the time of payment of such “parachute payments,” with amounts having later payment dates being reduced first.  For “parachute payments” with the same Parachute Payment Ratio and the same time of payment, such “parachute payments” shall be reduced on a pro rata basis (but not below zero) prior to reducing “parachute payments” with a lower Parachute Payment Ratio.  For purposes hereof, the term “Parachute Payment Ratio” shall mean a fraction the numerator of which is the value of the applicable “parachute payment” for purposes of Section 280G of the Code and the denominator of which is the actual present value of such payment.  The determination by the Accountants under this Section 6 shall be made as soon as practicable but no later than six (6) days following the Effective Time.

7.             Indemnification and Insurance.  The Executive shall have rights to indemnification and insurance, if any, as provided in Section 7.1 of the Merger Agreement, to the extent applicable to the Executive.

8.             Miscellaneous.

(a)           Severability and Reformation.  Each of the provisions of this Agreement constitutes independent and separable covenants.  Any portion of this Agreement that is determined by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability or in conflict with any applicable statute or rule shall be deemed, if possible, to be modified or altered so that it is not overly broad or in conflict or, if not possible, to be omitted from this Agreement.  The invalidity of any portion of this Agreement shall not affect the validity of the remaining sections of this Agreement.  Notwithstanding the foregoing, if the Release is found unenforceable for any reason, the Company may elect to enforce the remainder of this Agreement or cancel it and get back any consideration paid.

(b)           No Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(c)           Successors and Assigns.  This Agreement and any rights herein granted are personal to the Parties hereto and shall not be assigned or otherwise transferred by either party without the prior written consent of the other party, and any attempt at violative assignment or any other transfer, whether voluntary or by operation of Law, shall be void and of no force and effect, except that this Agreement may be assigned to by the Company to any successor in interest to the business of the Company.  This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors, Affiliates and any person or other entity that succeeds to all or substantially all of the business, assets or property of the Company.  This Agreement and all of the Executive’s rights hereunder shall inure to the benefit of and be enforceable by the Executive’s heirs and estate.

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(d)           No Conflict.  Each party represents that the performance of all of the terms of this Agreement shall not result in a breach of, or constitute a conflict with, any other agreement or obligation of that party.

(e)           Notices.  All notices and other communications hereunder must be in writing and shall be deemed duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or by overnight courier, and addressed to the intended recipient at the addresses below.

Notices sent to the Company should be directed to:

Gener8 Maritime, Inc.

299 Park Avenue, Second Floor
New York, New York 10171
Attention:  Milton Gonzales, Chief Operating Officer and

Kent Kurkiewicz, Internal Auditor

with a copy to (pre-Closing Date only):

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attention: John A. Marzulli, Esq., George Karafotias, Esq.

With a copy to:

Seward & Kissel LLP
One Battery Park Plaza
New York, NY  10004
Attention:  James E. Abbott, Esq., Anne C. Patin, Esq.

Notices sent to the Executive should be directed to:

The last home address in the Company’s records.

with a copy to:

Katzke & Morgenbesser LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105

Attention: Henry I. Morgenbesser, Esq.

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(f)            Counterparts.  This Agreement may be executed in counterparts, and each counterpart shall be deemed an original for all purposes.

(g)           Captions and Headings.  The captions and headings are for convenience of reference only and shall not be used to construe the terms or meaning of any provisions of this Agreement.

(h)           Entire Agreement.  This Agreement, together with the Continuing Obligations of the Employment Agreement as set forth herein, sets forth the entire agreement between the Parties with respect to the subject matter hereof.  This Agreement supersedes any and all prior understandings and agreements between the Parties and neither Party will have any obligation toward the other except as set forth herein.  Without limiting the generality of the foregoing, the Executive agrees that the execution of this Agreement and the payments made hereunder shall constitute satisfaction in full of the Company’s obligations to the Executive under any and all plans, programs or arrangements of the Company under which the Executive may be entitled to payments and/or benefits in connection with the termination of his employment.  This Agreement may not be superseded, amended, or modified except in writing signed by both Parties.

[SIGNATURES TO FOLLOW ON THE NEXT PAGE]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GENER8 MARITIME, INC.

/s/ Peter Georgiopoulos	Date:	6/10/18
By: Peter Georgiopoulos
Title: Chief Executive Officer

LEONARD J. VRONDISSIS

/s/ Leonard J. Vrondissis	Date:	6/10/18

Signature Page to Separation Agreement and General Release

EXHIBIT A

Release

I, Leonard J. Vrondissis, in consideration of the performance of Gener8 Maritime, Inc. (together with its Subsidiaries, the “Company”) of its obligations under the Separation Agreement and General Release, dated as of June 10, 2018 (the “Agreement”), do hereby release and forever discharge as of the date hereof the Company, Euronav NV and Euronav MI Inc. and each of their respective Affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of the Company and its Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder. Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.              I understand that any payments or benefits paid or granted to me under Section 3 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled.  I understand and agree that I will not receive certain of the payments and benefits specified in Section 3 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.              Except as provided in paragraphs 4 and 5 below and except for the provisions of the Agreement which expressly survive the termination of my employment with the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or

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ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Claims”).

3.              I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

4.              I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.              I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding (except as provided in paragraph 10 below). Additionally, I am not waiving (i) any right to the payments and benefits to which I am entitled under the Agreement (including the Accrued Benefits), (ii) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents or otherwise, or (iii) my rights as an equity or security holder in the Company or its Affiliates.

6.              In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

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7.             I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.             Except as provided in paragraph 10 below, I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I shall instruct each of the foregoing not to disclose the same to anyone.

9.             Except as provided in paragraph 10 below, I agree that I shall not at any time make, publish, or communicate to any person or entity or in any public forum any remarks, comments, or statements that reasonably could be expected to be detrimental to the Released Parties, the Company’s programs or business or financial prospects, or the reputation of the any of the Released Parties, now or in the future.

10.          I have the right under U.S. federal law to certain protections for cooperating with or reporting legal violations to various governmental entities.  No provisions in this General Release are intended to prohibit me from disclosing this General Release to, or from cooperating with or reporting violations to, any such governmental entity, and I may do so without disclosure to the Company.  The Company may not retaliate against me for any of these activities, and nothing in this General Release would require me to waive any monetary award or other payment that I might become entitled to from any such governmental entity.

11.          I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

12.          Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

13.          Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.              I HAVE READ IT CAREFULLY;

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2.              I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.              I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.              I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.              I HAVE HAD AT LEAST 45 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT, AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 45 DAY PERIOD;

6.              I AM HEREBY ADVISED THAT (I) ALL INDIVIDUALS EMPLOYED BY THE COMPANY AND GENER8 MARITIME MANAGEMENT, LLC WERE CONSIDERED FOR TERMINATION IN CONNECTION WITH THE RESTRUCTURING; (II) THE COMPANY’S ABILITY TO ELIMINATE POSITIONS AT THE COMPANY IN CONNECTION WITH THE MERGER WAS THE PRIMARY ELIGIBILITY FACTOR USED TO DETERMINE THE INDIVIDUALS SELECTED FOR THE RESTRUCTURING; (III) THE JOB TITLES AND AGES OF THE INDIVIDUALS WHO WERE CONSIDERED FOR TERMINATION AND THOSE WHO ARE BEING TERMINATED ARE INCLUDED ON SCHEDULE I ATTACHED HERETO; AND (IV) CERTAIN INDIVIDUALS WILL REMAIN EMPLOYED THROUGH A TRANSITION PERIOD FOR THE MERGER PRIOR TO THE TERMINATION OF THEIR EMPLOYMENT.

7.              I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT BY DELIVERING WRITTEN NOTICE TO THE COMPANY AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

8.              I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

9.              I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

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ACCEPTED AND AGREED:

LEONARD J. VRONDISSIS

Date:

[Signature Page to Release]

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Schedule I

(ages as of June 12, 2018)

Company	Title	Age	Terminated
Gener8 Maritime Management, LLC	Purchasing Agent	73	X
Gener8 Maritime Management, LLC	Purchasing Manager	71	X
Gener8 Maritime, Inc.	Vessel Accountant	70	X
Gener8 Maritime, Inc.	Vessel Accountant	69	X
Gener8 Maritime, Inc.	Executive Assistant	64	X
Gener8 Maritime Management, LLC	Technical Director	64	X
Gener8 Maritime Management, LLC	Vessel Maintenance & Repair	64	X
Gener8 Maritime, Inc.	Mail Room/Driver	62	X
Gener8 Maritime, Inc.	Internal Auditor	58	X
Gener8 Maritime, Inc.	President & Chairman	57	X
Gener8 Maritime, Inc.	Chief Operating Officer	57	X
Gener8 Maritime, Inc.	Controller	57	X
Gener8 Maritime, Inc.	Vessel Accountant	53	X
Gener8 Maritime Management, LLC	Technical Funding Coordinator	53	X
Gener8 Maritime, Inc.	Human Resource Manager	53	X
Gener8 Maritime, Inc.	Vessel Accountant	51	X
Gener8 Maritime Management, LLC	Technical Fleet Superintendent	51	X
Gener8 Maritime Management, LLC	Technical Fleet Manager	51	X
Gener8 Maritime, Inc.	Executive Assistant	50	X
Gener8 Maritime, Inc.	Office Manager	49	X
Gener8 Maritime, Inc.	Vessel Accountant	48	X
Gener8 Maritime, Inc.	Director of Finance Analysis	45	X
Gener8 Maritime Management, LLC	Commercial Manager	44	X
Gener8 Maritime, Inc.	Receptionist	43	X
Gener8 Maritime, Inc.	Vessel Accountant	43	X
Gener8 Maritime, Inc.	Director of Financial Reporting	42	X
Gener8 Maritime, Inc.	Assistant Controller	41	X

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Gener8 Maritime Management, LLC	Commercial Director	41	X
Gener8 Maritime, Inc.	Accounts Payable/IT Director	41	X
Gener8 Maritime, Inc.	Chief Financial Officer	41	X
Gener8 Maritime Management, LLC	Technical Analyst	39	X
Gener8 Maritime, Inc.	Sr. Vessel Accountant	38	X
Gener8 Maritime Management, LLC	Technical Claims Analyst	38	X
Gener8 Maritime Management, LLC	Vessel Operator	37	X
Gener8 Maritime, Inc.	Accounts Payable	35	X
Gener8 Maritime, Inc.	VP Finance	35	X
Gener8 Maritime Management, LLC	Chartering/Vessel Operator	33	X
Gener8 Maritime Management, LLC	Vessel Operator	31	X
Gener8 Maritime, Inc.	Financial Analyst	26	X

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Exhibit 99.3

Execution Copy

SEPARATION AGREEMENT AND GENERAL RELEASE

This SEPARATION AGREEMENT AND GENERAL RELEASE (this “Agreement”), dated as of June 10, 2018 (the “Execution Date”), sets forth the agreement by and between John P. Tavlarios (the “Executive”) and Gener8 Maritime, Inc., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”). (Each of the Company and the Executive are a “Party,” and together, the “Parties.”)  Capitalized terms not otherwise defined herein shall have the same meaning as in the Merger Agreement (as defined below).

WHEREAS, the Executive is currently employed by the Company as Chief Operating Officer pursuant to an employment agreement dated May 17, 2012 as amended on June 22, 2015 (the “Employment Agreement”);

WHEREAS, the Company has entered into a merger agreement (the “Merger Agreement”) by and among Euronav NV and Euronav MI Inc. (“Euronav”), dated as of December 20, 2017, whereby upon the Effective Time, the Company will merge into Euronav (the “Merger”);

WHEREAS, Executive’s employment and service with the Company shall cease as of the Effective Time; and

WHEREAS, the Company and the Executive desire to enter into this Agreement to memorialize the terms of, and each Party’s rights and obligations in connection with, the termination of Executive’s employment and service with the Company.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, including the execution and non-revocation of the Release (as hereinafter defined) by Executive, the receipt and sufficiency of which is hereby acknowledged by the Parties hereto, the Parties agree as follows:

1.             Termination of the Merger.  If the Merger Agreement is terminated prior to the Effective Time or the Closing Date does not occur within fourteen (14) days after the Effective Time, this Agreement shall automatically become void and of no effect.

2.             Termination of Employment; Accrued Payments/Benefits.

(a)           Regardless of whether Executive signs this Agreement, the Executive’s employment as Chief Operating Officer of the Company pursuant to the Employment Agreement shall cease as of the Effective Time.  As of the Effective Time, the Employment Agreement shall cease to be of any further force and effect, except as specifically set forth herein, and the Executive shall be deemed to have resigned from all positions with the Company and its Subsidiaries and Affiliates.  For the avoidance of doubt, any deemed or actual resignation from positions by the Executive (including pursuant to Section 6.7 of the Merger Agreement) shall not relieve the Company of its obligation to make severance payments provided hereunder in accordance with the terms hereof.

(b)           Regardless of whether the Executive signs this Agreement, the Company shall pay, or shall cause to be paid, to the Executive, within sixty (60) days of the Effective Time (or such earlier date as may be required by applicable law): (i) any unpaid base salary through the Effective Time, (ii) all unreimbursed business expenses incurred through the Effective Time that are properly submitted in accordance with Company policy, (iii) any accrued but unused vacation time in accordance with Company policy, (iv) all other payments, benefits or fringe benefits to which the Executive shall be entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant (including any stock options and restricted stock unit awards granted under the Company’s 2012 Equity Incentive Plan, to the extent then outstanding and in accordance with the terms provided in Section 3.2 of the Merger Agreement) or the Employment Agreement, in each case in accordance with their terms, and (v) any earned but unpaid annual bonus for the most recent performance period that ends prior to the Effective Time (it being acknowledged that the Executive has already received all he is entitled to under this clause (v) with receipt of his calendar year 2017 bonus and there are no amounts due for 2018) ((i) — (v), the “Accrued Benefits”).

3.             Severance Benefits.  Subject to the Executive’s execution of this Agreement and the release of claims attached to this Agreement as Exhibit A (the “Release”) within the longer of forty-five (45) days of receipt of this Agreement or fourteen (14) days following the Effective Time (but in no event earlier than the Closing Date), and the non-revocation thereof (the effective date of the Release following the expiration of the revocation period is hereinafter referred to as the “Release Effective Date”), the Company agrees, in full satisfaction of all claims the Executive may have to payments or benefits under the Employment Agreement or any other plan, policy or arrangement of the Company, to provide the Executive with the following payments and benefits.

(a)         Severance.  Subject to Sections 5 and 6 hereof, the Company shall pay the Executive as severance a total amount of $1,100,000, subject to the Company’s right to reduction for tax withholdings and other authorized deductions (including but not limited to any withholdings or deductions applicable to restricted stock units previously granted to the Executive, which are hereby expressly authorized) (the “Severance Payment”), which amount is based on Executive’s current annual base salary of $550,000.  The Severance Payment shall be paid in accordance with the following schedule: (i) $962,500 shall be paid on the Release Effective Date or as soon as practicable thereafter, but in no event later than six (6) calendar days following the Release Effective Date, (ii) $45,833.33 shall be paid in March of 2020, (iii) $45,833.33 shall be paid in April of 2020 and (iv) $45,833.33 shall be paid in May of 2020; provided that the monthly installment payments described in (ii), (iii) and (iv) of this sentence may, in the Company’s discretion, be paid in a lump-sum in calendar year 2020, so long as no amount is received after the time it would otherwise have been received had it been paid on a monthly basis instead of via such lump-sum payment.

(b)         Waiver of Non-Compete.  Subject to the Executive’s continued compliance with this Agreement and the Release, the Parties acknowledge and agree that the non-competition restrictions in Section 9(b) of the Employment Agreement have been waived as of the Effective Time.

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(c)         COBRA.  Subject to Section 6 hereof and the Executive’s (i) timely election to continue coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), (ii) continued copayment of premiums at the same level and cost to the Executive as if the Executive were an employee of the Company (excluding, for purposes of calculating cost, an employee’s ability to pay premiums with pre-tax dollars), and (iii) continued compliance with this Agreement, the Release and Sections 9 (as modified herein) and 10 of the Employment Agreement, continued participation in the Company’s group health plan (to the extent permitted under applicable law and the terms of such plan) which covers the Executive (and the Executive’s eligible dependents) for eighteen (18)  months following the Effective Time at the Company’s incremental expense, provided that the Executive is eligible and remains eligible for COBRA coverage.  If the COBRA coverage is terminated by reason of the Company terminating the plan at any time during such eighteen (18) month period, subject to Sections 5 and 6 hereof, the Company shall, within thirty (30) days following the termination of the plan, pay to the Executive a lump-sum amount equal to the product of (i) the monthly amount the Company was paying for the Executive’s premium for the Company’s group health plan immediately prior to the Executive’s termination of employment and (ii) the number of months remaining in such eighteen (18) month period following the termination of the plan, such lump-sum amount being subject to reduction in connection with the Company’s right to withhold all related applicable tax withholdings and other authorized deductions.

4.             Rights and Continuing Obligations.  The following obligations in the Employment Agreement (collectively, the “Continuing Obligations”) shall continue according to their terms as if set forth in their entirety herein:

(a)           Section 9; Restrictive Covenants (other than, as of the Effective Time, Section 9(b); Noncompetition);

(b)           Section 10; Cooperation;

(c)           Section 11; Equitable Relief and Other Remedies; and

(d)           Section 17; Governing Law; Jurisdiction.

5.             Code Section 409A Compliance.

(a)           The intent of the Parties is that payments and benefits under this Agreement comply with Section 409A of the Code (“Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Executive by Section 409A or damages for failing to comply with Section 409A.

(b)           A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of

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any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”  Notwithstanding anything to the contrary in this Agreement, if the Executive is deemed on the date of termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A payable on account of “a separation from service,” such payment or benefit shall not be made or provided until the date which is the earlier of (A) the expiration of the six (6) month period measured from the date of such “separation from service” of the Executive, and (B) the date of the Executive’s death, to the extent required under Section 409A. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 5(b) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c)           To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Section 409A, (A) all such expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (B) any right to such reimbursement or in kind benefits shall not be subject to liquidation or exchange for another benefit, and (C) no such reimbursement, expenses eligible for reimbursement, in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(d)           For purposes of Section 409A, the Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(e)           Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A.

6.             Code Section 280G.  If any payments or benefits the Executive would receive from the Company under this Agreement or otherwise in connection with a change in ownership (as defined under Section 280G(b)(2) of Code) (the “Total Payments”) (a) constitute “parachute  payments” within the meaning of Section 280G of the Code, and (b) but for this Section 6 would be subject to the excise tax imposed by Section 4999 of the Code, then the Executive shall be entitled to receive either (i) the full amount of the Total Payments or (ii) a portion of the Total Payments having a value equal to $1 less than three (3) times the Executive’s “base amount” (as such term is defined in Section 280G(b)(3)(A) of the Code), whichever of (i) and (ii), after taking into account applicable federal, state, and local income taxes and the excise tax imposed by Section 4999 of the Code, results in the receipt by such employee on an after tax basis, of the

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greatest portion of the Total Payments.  Any determination required under this Section 6 shall be made in writing by the Company’s independent certified public accountants appointed prior to any change in ownership (as defined under Section 280G(b)(2) of the Code) or tax counsel selected by such accountants (the “Accountants”), whose determination shall be final, conclusive and binding for all purposes upon the Executive.  For purposes of making the calculations required by this Section 6, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good-faith interpretations concerning the application of Sections 280G and 4999 of the Code.  If there is a reduction pursuant to this Section 6 of the Total Payments to be delivered to the applicable Executive the payment reduction contemplated by the first sentence of this Section 6 shall be implemented by determining the “Parachute Payment Ratio” (as defined below) for each “parachute payment” and then reducing the “parachute payments” in order beginning with the “parachute payment” with the highest Parachute Payment Ratio.  For “parachute payments” with the same Parachute Payment Ratio, such “parachute payments” shall be reduced based on the time of payment of such “parachute payments,” with amounts having later payment dates being reduced first.  For “parachute payments” with the same Parachute Payment Ratio and the same time of payment, such “parachute payments” shall be reduced on a pro rata basis (but not below zero) prior to reducing “parachute payments” with a lower Parachute Payment Ratio.  For purposes hereof, the term “Parachute Payment Ratio” shall mean a fraction the numerator of which is the value of the applicable “parachute payment” for purposes of Section 280G of the Code and the denominator of which is the actual present value of such payment.  The determination by the Accountants under this Section 6 shall be made as soon as practicable but no later than six (6) days following the Effective Time.

7.             Indemnification and Insurance.  The Executive shall have rights to indemnification and insurance, if any, as provided in Section 7.1 of the Merger Agreement, to the extent applicable to the Executive.

8.             Miscellaneous.

(a)           Severability and Reformation.  Each of the provisions of this Agreement constitutes independent and separable covenants.  Any portion of this Agreement that is determined by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability or in conflict with any applicable statute or rule shall be deemed, if possible, to be modified or altered so that it is not overly broad or in conflict or, if not possible, to be omitted from this Agreement.  The invalidity of any portion of this Agreement shall not affect the validity of the remaining sections of this Agreement.  Notwithstanding the foregoing, if the Release is found unenforceable for any reason, the Company may elect to enforce the remainder of this Agreement or cancel it and get back any consideration paid.

(b)           No Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

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(c)           Successors and Assigns.  This Agreement and any rights herein granted are personal to the Parties hereto and shall not be assigned or otherwise transferred by either party without the prior written consent of the other party, and any attempt at violative assignment or any other transfer, whether voluntary or by operation of law, shall be void and of no force and effect, except that this Agreement may be assigned to by the Company to any successor in interest to the business of the Company.  This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors, Affiliates and any person or other entity that succeeds to all or substantially all of the business, assets or property of the Company.  This Agreement and all of the Executive’s rights hereunder shall inure to the benefit of and be enforceable by the Executive’s heirs and estate.

(d)           No Conflict.  Each party represents that the performance of all of the terms of this Agreement shall not result in a breach of, or constitute a conflict with, any other agreement or obligation of that party.

(e)           Notices.  All notices and other communications hereunder must be in writing and shall be deemed duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or by overnight courier, and addressed to the intended recipient at the addresses below.

Notices sent to the Company should be directed to:

Gener8 Maritime, Inc.

299 Park Avenue, Second Floor
New York, New York 10171
Attention:  Milton Gonzales, Chief Operating Officer and

Kent Kurkiewicz, Internal Auditor

with a copy to (pre-Closing Date only):

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attention: John A. Marzulli, Esq., George Karafotias, Esq.

With a copy to:

Seward & Kissel LLP
One Battery Park Plaza
New York, NY  10004
Attention:  James E. Abbott, Esq., Anne C. Patin, Esq.

Notices sent to the Executive should be directed to:

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The last home address in the Company’s records.

with a copy to:

Katzke & Morgenbesser LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attention: Henry I. Morgenbesser, Esq.

(f)            Counterparts.  This Agreement may be executed in counterparts, and each counterpart shall be deemed an original for all purposes.

(g)           Captions and Headings.  The captions and headings are for convenience of reference only and shall not be used to construe the terms or meaning of any provisions of this Agreement.

(h)           Entire Agreement.  This Agreement, together with the Continuing Obligations of the Employment Agreement as set forth herein, sets forth the entire agreement between the Parties with respect to the subject matter hereof.  This Agreement supersedes any and all prior understandings and agreements between the Parties and neither Party will have any obligation toward the other except as set forth herein.  Without limiting the generality of the foregoing, the Executive agrees that the execution of this Agreement and the payments made hereunder shall constitute satisfaction in full of the Company’s obligations to the Executive under any and all plans, programs or arrangements of the Company under which the Executive may be entitled to payments and/or benefits in connection with the termination of his employment.  This Agreement may not be superseded, amended, or modified except in writing signed by both Parties.

[SIGNATURES TO FOLLOW ON THE NEXT PAGE]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis	Date:	6/10/18
By: Leonard J. Vrondissis
Title: Chief Financial Officer

JOHN P. TAVLARIOS

/s/ John P. Tavlarios	Date:	6/10/18

Signature Page to Separation Agreement and General Release

EXHIBIT A

Release

I, John P. Tavlarios, in consideration of the performance of Gener8 Maritime, Inc. (together with its Subsidiaries, the “Company”) of its obligations under the Separation Agreement and General Release, dated as of June 10, 2018 (the “Agreement”), do hereby release and forever discharge as of the date hereof the Company, Euronav NV and Euronav MI Inc. and each of their respective Affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of the Company and its Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder. Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.              I understand that any payments or benefits paid or granted to me under Section 3 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled.  I understand and agree that I will not receive certain of the payments and benefits specified in Section 3 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.              Except as provided in paragraphs 4 and 5 below and except for the provisions of the Agreement which expressly survive the termination of my employment with the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under

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any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Claims”).

3.              I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

4.              I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.              I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding (except as provided in paragraph 10 below). Additionally, I am not waiving (i) any right to the payments and benefits to which I am entitled under the Agreement (including the Accrued Benefits), (ii) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents or otherwise, or (iii) my rights as an equity or security holder in the Company or its Affiliates.

6.              In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

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7.             I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.             Except as provided in paragraph 10 below, I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I shall instruct each of the foregoing not to disclose the same to anyone.

9.             Except as provided in paragraph 10 below, I agree that I shall not at any time make, publish, or communicate to any person or entity or in any public forum any remarks, comments, or statements that reasonably could be expected to be detrimental to the Released Parties, the Company’s programs or business or financial prospects, or the reputation of the any of the Released Parties, now or in the future.

10.          I have the right under U.S. federal law to certain protections for cooperating with or reporting legal violations to various governmental entities.  No provisions in this General Release are intended to prohibit me from disclosing this General Release to, or from cooperating with or reporting violations to, any such governmental entity, and I may do so without disclosure to the Company.  The Company may not retaliate against me for any of these activities, and nothing in this General Release would require me to waive any monetary award or other payment that I might become entitled to from any such governmental entity.

11.          I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

12.          Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

13.          Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.              I HAVE READ IT CAREFULLY;

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2.              I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.              I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.              I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.              I HAVE HAD AT LEAST 45 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT, AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 45 DAY PERIOD;

6.              I AM HEREBY ADVISED THAT (I) ALL INDIVIDUALS EMPLOYED BY THE COMPANY AND GENER8 MARITIME MANAGEMENT, LLC WERE CONSIDERED FOR TERMINATION IN CONNECTION WITH THE RESTRUCTURING; (II) THE COMPANY’S ABILITY TO ELIMINATE POSITIONS AT THE COMPANY IN CONNECTION WITH THE MERGER WAS THE PRIMARY ELIGIBILITY FACTOR USED TO DETERMINE THE INDIVIDUALS SELECTED FOR THE RESTRUCTURING; (III) THE JOB TITLES AND AGES OF THE INDIVIDUALS WHO WERE CONSIDERED FOR TERMINATION AND THOSE WHO ARE BEING TERMINATED ARE INCLUDED ON SCHEDULE I ATTACHED HERETO; AND (IV) CERTAIN INDIVIDUALS WILL REMAIN EMPLOYED THROUGH A TRANSITION PERIOD FOR THE MERGER PRIOR TO THE TERMINATION OF THEIR EMPLOYMENT.

7.              I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT BY DELIVERING WRITTEN NOTICE TO THE COMPANY AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

8.              I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

9.              I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

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ACCEPTED AND AGREED:

JOHN P. TAVLARIOS

Date:

[Signature Page to Release]

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Schedule I

(ages as of June 12, 2018)

Company	Title	Age	Terminated
Gener8 Maritime Management, LLC	Purchasing Agent	73	X
Gener8 Maritime Management, LLC	Purchasing Manager	71	X
Gener8 Maritime, Inc.	Vessel Accountant	70	X
Gener8 Maritime, Inc.	Vessel Accountant	69	X
Gener8 Maritime, Inc.	Executive Assistant	64	X
Gener8 Maritime Management, LLC	Technical Director	64	X
Gener8 Maritime Management, LLC	Vessel Maintenance & Repair	64	X
Gener8 Maritime, Inc.	Mail Room/Driver	62	X
Gener8 Maritime, Inc.	Internal Auditor	58	X
Gener8 Maritime, Inc.	President & Chairman	57	X
Gener8 Maritime, Inc.	Chief Operating Officer	57	X
Gener8 Maritime, Inc.	Controller	57	X
Gener8 Maritime, Inc.	Vessel Accountant	53	X
Gener8 Maritime Management, LLC	Technical Funding Coordinator	53	X
Gener8 Maritime, Inc.	Human Resource Manager	53	X
Gener8 Maritime, Inc.	Vessel Accountant	51	X
Gener8 Maritime Management, LLC	Technical Fleet Superintendent	51	X
Gener8 Maritime Management, LLC	Technical Fleet Manager	51	X
Gener8 Maritime, Inc.	Executive Assistant	50	X
Gener8 Maritime, Inc.	Office Manager	49	X
Gener8 Maritime, Inc.	Vessel Accountant	48	X
Gener8 Maritime, Inc.	Director of Finance Analysis	45	X
Gener8 Maritime Management, LLC	Commercial Manager	44	X
Gener8 Maritime, Inc.	Receptionist	43	X
Gener8 Maritime, Inc.	Vessel Accountant	43	X
Gener8 Maritime, Inc.	Director of Financial Reporting	42	X
Gener8 Maritime, Inc.	Assistant Controller	41	X

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Gener8 Maritime Management, LLC	Commercial Director	41	X
Gener8 Maritime, Inc.	Accounts Payable/IT Director	41	X
Gener8 Maritime, Inc.	Chief Financial Officer	41	X
Gener8 Maritime Management, LLC	Technical Analyst	39	X
Gener8 Maritime, Inc.	Sr. Vessel Accountant	38	X
Gener8 Maritime Management, LLC	Technical Claims Analyst	38	X
Gener8 Maritime Management, LLC	Vessel Operator	37	X
Gener8 Maritime, Inc.	Accounts Payable	35	X
Gener8 Maritime, Inc.	VP Finance	35	X
Gener8 Maritime Management, LLC	Chartering/Vessel Operator	33	X
Gener8 Maritime Management, LLC	Vessel Operator	31	X
Gener8 Maritime, Inc.	Financial Analyst	26	X

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Exhibit 99.4

Execution Copy

SEPARATION AGREEMENT AND GENERAL RELEASE

This SEPARATION AGREEMENT AND GENERAL RELEASE (this “Agreement”), dated as of June 10, 2018 (the “Execution Date”), sets forth the agreement by and between Milton H. Gonzales (the “Executive”) and Gener8 Maritime, Inc. (the “Company”). (Each of the Company and the Executive are a “Party,” and together, the “Parties.”)  Capitalized terms not otherwise defined herein shall have the same meaning as in the Merger Agreement (as defined below).

WHEREAS, the Executive is currently employed by the Company as Maritime Compliance Officer and Manager and Technical Director pursuant to an employment agreement dated May 17, 2012 as amended on June 22, 2015 (the “Employment Agreement”);

WHEREAS, the Company has entered into a merger agreement (the “Merger Agreement”) by and among Euronav NV and Euronav MI Inc. (“Euronav”), dated as of December 20, 2017, whereby upon the Effective Time, the Company will merge into Euronav (the “Merger”);

WHEREAS, Executive’s current employment and service with the Company shall cease as of the Effective Time;

WHEREAS, the Executive’s employment with the Company shall continue after the Effective Time in a new capacity to assist with the transition following the Merger; and

WHEREAS, the Company and the Executive desire to enter into this Agreement to memorialize the terms of, and each Party’s rights and obligations in connection with, the termination of Executive’s current employment and service with the Company and his assistance during a transition period following the Merger.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, including the execution and non-revocation of the Initial Release and the Reaffirmation Release (as hereinafter defined) by Executive, the receipt and sufficiency of which is hereby acknowledged by the Parties hereto, the Parties agree as follows:

1.             Termination of the Merger.  If the Merger Agreement is terminated prior to the Effective Time or the Closing Date does not occur within fourteen (14) days after the Effective Time, this Agreement shall automatically become void and of no effect.

2.             Working Notice Period.

(a)           As of the Effective Time, the Executive shall no longer serve as Maritime Compliance Officer and Manager and Technical Director.  As of the Effective Time, the Employment Agreement shall cease to be of any further force and effect, except as specifically set forth herein, and the Executive shall be deemed to have resigned from all positions with the Company and its Subsidiaries and Affiliates.  For the avoidance of doubt, any deemed or actual resignation from positions by the Executive (including pursuant to Section 6.7 of the Merger Agreement) shall not relieve the Company of its obligation to make severance payments provided hereunder in accordance with the terms hereof.

(b)           As of the Effective Time through and including October 31, 2018 (the “Working Notice Period,”) the Executive shall assume the role of Chief Operating Officer of the Company and Gener8 Maritime Management, LLC, reporting directly to the Chief Operating Officer and Chief Financial Officer of Euronav, in which he will continue to receive his base salary at the rate of $275,000 per annum and his benefits.  During the Working Notice Period, the Executive shall have the duties and responsibilities customary to his title and position, including being responsible for managing the transition of the Company in New York following the Merger and overseeing and directing New York staff in this regard.

(c)           Regardless of whether the Executive signs this Agreement, the Company shall pay, or shall cause to be paid, to the Executive, within sixty (60) days of the termination of the Executive’s employment (the “Termination Date”) (or such earlier date as may be required by applicable law): (i) any unpaid base salary through the Termination Date, (ii) all unreimbursed business expenses incurred through the Termination Date that are properly submitted in accordance with Company policy, (iii) any accrued but unused vacation time in accordance with Company policy, (iv) all other payments, benefits or fringe benefits to which the Executive shall be entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant (including any stock options and restricted stock unit awards granted under the Company’s 2012 Equity Incentive Plan, to the extent then outstanding and in accordance with the terms provided in Section 3.2 of the Merger Agreement) or the Agreement, in each case in accordance with their terms, and (v) any earned but unpaid annual bonus for the most recent performance period that ends prior to the Termination Date (it being acknowledged that the Executive has already received all he is entitled to under this clause (v) with receipt of his calendar year 2017 bonus and shall have received his 2018 calendar year bonus in accordance with the terms hereunder) (i) — (v), the “Accrued Benefits”).  The Executive shall also have any rights with respect to any restricted stock unit award or stock options as set forth in Section 3.2 of the Merger Agreement.

3.             Transaction Bonus.  Subject to the Executive’s execution of the release of claims attached to this Agreement as Exhibit A (the “Initial Release”) within the longer of forty-five (45) days of receipt of this Agreement or fourteen (14) days following the Effective Time (but in no event earlier than the Closing Date) and non-revocation thereof then, subject to Sections 6 and 7 hereof, the Company shall pay the Executive a one-time transaction bonus in a single cash lump sum of $250,000 (the “Transaction Bonus”), less all applicable tax withholdings and other authorized deductions (including but not limited to any withholdings or deductions applicable to restricted stock units previously granted to the Executive, which are hereby expressly authorized).  The Transaction Bonus shall be paid on the effective date of the Initial Release following expiration of the revocation period of such release, or as soon as practicable thereafter,

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but in no event later than six (6) calendar days after the expiration of the revocation period set forth in the Initial Release.

4.             Severance Benefits.  Subject to the Executive’s execution of the release of claims attached to this Agreement as Exhibit B (the “Reaffirmation Release”) within forty-five (45) days after the conclusion of the Working Notice Period and non-revocation thereof (the “Reaffirmation Release Effective Date”), and Sections 6 and 7 hereof, the Company agrees, in full satisfaction of all claims the Executive may have to payments or benefits under the Employment Agreement or any other plan, policy or arrangement of the Company, to provide the Executive with the following payments and benefits (the “Severance Benefits”).

(a)         Severance.  Subject to Sections 6 and 7 hereof, the Company shall pay the Executive as severance a total lump sum cash payment of $525,000, less all applicable tax withholdings and other authorized deductions (including but not limited to an withholdings or deductions applicable to restricted stock units previously granted to the Executive, which are hereby expressly authorized), which amount represents the sum of the Executive’s current annual base salary in the amount of $275,000 and a prorated bonus for 2018 in the amount of $250,000, on the expiration of the revocation period set forth in the Reaffirmation Release or as soon as practicable thereafter, but in no event later than six (6) calendar days after the expiration of the revocation period set forth in the Reaffirmation Release.

(b)         COBRA.  Subject to Sections 4(d) and 7 hereof and the Executive’s (i) timely election to continue coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), (ii) continued copayment of premiums at the same level and cost to the Executive as if the Executive were an employee of the Company (excluding, for purposes of calculating cost, an employee’s ability to pay premiums with pre-tax dollars), and (iii) continued compliance with this Agreement, the Initial Release and the Reaffirmation Release and Sections 9 (as modified herein) and 10 of the Employment Agreement, continued participation in the Company’s group health plan (to the extent permitted under applicable law and the terms of such plan) which covers the Executive (and the Executive’s eligible dependents) for twelve (12) months following the last day of the Working Notice Period (or, if earlier, for twelve (12) months following the date of the Executive’s termination under this Agreement) at the Company’s incremental expense, provided that the Executive is eligible and remains eligible for COBRA coverage.  If the COBRA coverage is terminated by reason of the Company terminating the plan at any time during such twelve (12) month period, subject to Sections 6 and 7 hereof, the Company shall, within 30 days following the termination of the plan, pay to the Executive a lump-sum amount equal to the product of (i) the monthly amount the Company was paying for the Executive’s premium for the Company’s group health plan as of the Effective Time and (ii) the number of months remaining in such twelve (12) month period following the termination of the plan, such lump-sum amount being subject to reduction in connection with the Company’s right to withhold all related applicable tax withholdings and other authorized deductions.

(c)         Waiver of Non-Compete.  Subject to the Executive’s continued compliance with this Agreement and the Initial Release and Reaffirmation Release, the

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Parties acknowledge and agree that the non-competition restrictions in Section 9(b) of the Employment Agreement will be waived at the conclusion of the Working Notice Period.

(d)         The Executive understands that if he is terminated for Cause or he resigns prior to the end of the Working Notice Period without Good Reason, he will not be entitled to receive the Severance Benefits or any further payments of salary for any period after the date that the first event constituting Cause has occurred or the date of his resignation.  For purposes of this Agreement, “Cause” shall include: (i) material breach of a term of this Agreement, including, without limitation, Executive’s failure to reasonably cooperate in transitioning of the Company’s operations following the Merger after the Company has provided written notice of such fact or circumstance alleged to constitute Cause and the Executive has failed to cure such fact or circumstance (if capable of cure) within 15 days thereafter and (ii) any other basis for Cause as such term is defined in the Employment Agreement.  For the avoidance of doubt, any Cause event occurring or alleged to have occurred after the Effective Time shall not relieve the Company of its obligation to pay the Executive the Transaction Bonus payable hereunder provided the Executive has satisfied his other obligations hereunder.  For purposes of this Agreement, “Good Reason” shall mean a material breach of a term of this Agreement by the Company after the Executive has provided written notice of such facts or circumstances alleged to constitute Good Reason and the Company has failed to cure such facts or circumstances within fifteen (15) days thereafter.

(e)         The Company reserves the right to determine at any time during the Working Notice Period that it no longer requires the benefit of the Executive’s services.  In that case, effective as of the date specified by the Company, his employment shall end, but he shall receive a final one-time payment equal to any unpaid base salary that would have been paid to him during the Working Notice Period and the payments and benefits in this Section 4 under the terms set forth in this Agreement and provided he is not otherwise in breach of this Agreement.

5.             Rights and Continuing Obligations.  The following obligations in the Employment Agreement (collectively, the “Continuing Obligations”) shall continue during the Working Notice Period and thereafter according to their terms as if set forth in their entirety herein:

(a)           Section 1(b);

(b)           Section 9; Restrictive Covenants (other than, as of the conclusion of the Working Notice Period, Section 9(b); Noncompetition);

(c)           Section 10; Cooperation;

(d)           Section 11; Equitable Relief and Other Remedies; and

(e)           Section 17; Governing Law; Jurisdiction

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6.             Code Section 409A Compliance.

(a)           The intent of the Parties is that payments and benefits under this Agreement comply with Section 409A of the Code (“Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Executive by Section 409A or damages for failing to comply with Section 409A.

(b)           A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”  Notwithstanding anything to the contrary in this Agreement, if the Executive is deemed on the date of termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A payable on account of “a separation from service,” such payment or benefit shall not be made or provided until the date which is the earlier of (A) the expiration of the six (6) month period measured from the date of such “separation from service” of the Executive, and (B) the date of the Executive’s death, to the extent required under Section 409A. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 6(b) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c)           To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Section 409A, (A) all such expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (B) any right to such reimbursement or in kind benefits shall not be subject to liquidation or exchange for another benefit, and (C) no such reimbursement, expenses eligible for reimbursement, in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(d)           For purposes of Section 409A, the Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(e)           Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred

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compensation” for purposes of Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A.

7.             Code Section 280G.  If any payments or benefits the Executive would receive from the Company under this Agreement or otherwise in connection with a change in ownership (as defined under Section 280G(b)(2) of Code) (the “Total Payments”) (a) constitute “parachute  payments” within the meaning of Section 280G of the Code, and (b) but for this Section 7 would be subject to the excise tax imposed by Section 4999 of the Code, then the Executive shall be entitled to receive either (i) the full amount of the Total Payments or (ii) a portion of the Total Payments having a value equal to $1 less than three (3) times the Executive’s “base amount” (as such term is defined in Section 280G(b)(3)(A) of the Code), whichever of (i) and (ii), after taking into account applicable federal, state, and local income taxes and the excise tax imposed by Section 4999 of the Code, results in the receipt by such employee on an after tax basis, of the greatest portion of the Total Payments.  Any determination required under this Section 7 shall be made in writing by the Company’s independent certified public accountants appointed prior to any change in ownership (as defined under Section 280G(b)(2) of the Code) or tax counsel selected by such accountants (the “Accountants”), whose determination shall be final, conclusive and binding for all purposes upon the Executive.  For purposes of making the calculations required by this Section 7, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good-faith interpretations concerning the application of Sections 280G and 4999 of the Code.  If there is a reduction pursuant to this Section 7 of the Total Payments to be delivered to the applicable Executive the payment reduction contemplated by the first sentence of this Section 7 shall be implemented by determining the “Parachute Payment Ratio” (as defined below) for each “parachute payment” and then reducing the “parachute payments” in order beginning with the “parachute payment” with the highest Parachute Payment Ratio.  For “parachute payments” with the same Parachute Payment Ratio, such “parachute payments” shall be reduced based on the time of payment of such “parachute payments,” with amounts having later payment dates being reduced first.  For “parachute payments” with the same Parachute Payment Ratio and the same time of payment, such “parachute payments” shall be reduced on a pro rata basis (but not below zero) prior to reducing “parachute payments” with a lower Parachute Payment Ratio.  For purposes hereof, the term “Parachute Payment Ratio” shall mean a fraction the numerator of which is the value of the applicable “parachute payment” for purposes of Section 280G of the Code and the denominator of which is the actual present value of such payment.  The determination by the Accountants under this Section 7 shall be made as soon as practicable but no later than six (6) days following the Effective Time.

8.             Indemnification and Insurance.  The Executive shall have rights to indemnification and insurance, if any, as provided in Section 7.1 of the Merger Agreement, to the extent applicable to the Executive.

9.             Miscellaneous.

(a)           Severability and Reformation.  Each of the provisions of this Agreement constitutes independent and separable covenants.  Any portion of this Agreement that is determined by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability or in conflict with any applicable statute or rule shall be deemed, if

6

possible, to be modified or altered so that it is not overly broad or in conflict or, if not possible, to be omitted from this Agreement.  The invalidity of any portion of this Agreement shall not affect the validity of the remaining sections of this Agreement.  Notwithstanding the foregoing, if the Initial Release or the Reaffirmation Release is found unenforceable for any reason, the Company may elect to enforce the remainder of this Agreement or cancel it and get back any consideration paid.

(b)           No Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(c)           Successors and Assigns.  This Agreement and any rights herein granted are personal to the Parties hereto and shall not be assigned or otherwise transferred by either party without the prior written consent of the other party, and any attempt at violative assignment or any other transfer, whether voluntary or by operation of law, shall be void and of no force and effect, except that this Agreement may be assigned to by the Company to any successor in interest to the business of the Company.  This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors, Affiliates and any person or other entity that succeeds to all or substantially all of the business, assets or property of the Company.  This Agreement and all of the Executive’s rights hereunder shall inure to the benefit of and be enforceable by the Executive’s heirs and estate.

(d)           No Conflict.  Each party represents that the performance of all of the terms of this Agreement shall not result in a breach of, or constitute a conflict with, any other agreement or obligation of that party.

(e)           Notices.  All notices and other communications hereunder must be in writing and shall be deemed duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or by overnight courier, and addressed to the intended recipient at the addresses below.

Notices sent to the Company should be directed to:

Gener8 Maritime, Inc.

299 Park Avenue, Second Floor
New York, New York 10171
Attention:  Kent Kurkiewicz, Internal Auditor

with a copy to (pre-Closing Date only):

Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022

7

Attention: John A. Marzulli, Esq., George Karafotias, Esq.

With a copy to:

Seward & Kissel LLP
One Battery Park Plaza
New York, New York  10004
Attention:  James E. Abbott, Esq., Anne C. Patin, Esq.

Notices sent to the Executive should be directed to:

The last home address in the Company’s records.

with a copy to:

Katzke & Morgenbesser LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attention: Henry I. Morgenbesser, Esq.

(f)            Counterparts.  This Agreement may be executed in counterparts, and each counterpart shall be deemed an original for all purposes.

(g)           Captions and Headings.  The captions and headings are for convenience of reference only and shall not be used to construe the terms or meaning of any provisions of this Agreement.

(h)           Entire Agreement.  This Agreement, together with the Continuing Obligations of the Employment Agreement as set forth herein, sets forth the entire agreement between the Parties with respect to the subject matter hereof.  This Agreement supersedes any and all prior understandings and agreements between the Parties and neither Party will have any obligation toward the other except as set forth herein.  Without limiting the generality of the foregoing, the Executive agrees that the execution of this Agreement and the payments made hereunder shall constitute satisfaction in full of the Company’s obligations to the Executive under any and all plans, programs or arrangements of the Company under which the Executive may be entitled to payments and/or benefits in connection with the termination of his employment.  This Agreement may not be superseded, amended, or modified except in writing signed by both Parties.

8

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis	Date:	6/10/18
By: Leonard J. Vrondissis
Title: Chief Financial Officer

MILTON H. GONZALES

/s/ Milton H. Gonzales	Date:	6/10/18

Signature Page to Separation Agreement and General Release

EXHIBIT A

Initial Release

I, Milton H. Gonzales, in consideration of the performance of Gener8 Maritime, Inc.(together with its Subsidiaries, the “Company”) of its obligations under the Separation Agreement and General Release, dated as of June 10, 2018 (the “Agreement”), do hereby release and forever discharge as of the date hereof the Company, Euronav NV and Euronav MI Inc. and each of their respective Affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of the Company and its Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder. Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.              I understand that any payments or benefits paid or granted to me under Section 3 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled.  I understand and agree that I will not receive certain of the payments and benefits specified in Section 3 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter.  Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.              Except as provided in paragraphs 4 and 5 below and except for the provisions of the Agreement which expressly survive the termination of my employment with the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy,

1

contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Claims”).

3.              I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

4.              I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.              I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding (except as provided in paragraph 10 below). Additionally, I am not waiving (i) any right to the payments and benefits to which I am entitled under the Agreement (including the Accrued Benefits), (ii) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents or otherwise, or (iii) my rights as an equity or security holder in the Company or its Affiliates.

6.              In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

2

7.              I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.              Except as provided in paragraph 10 below, I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I shall instruct each of the foregoing not to disclose the same to anyone.

9.             Except as provided in paragraph 10 below, I agree that I shall not at any time make, publish, or communicate to any person or entity or in any public forum any remarks, comments, or statements that reasonably could be expected to be detrimental to the Released Parties, the Company’s programs or business or financial prospects, or the reputation of the any of the Released Parties, now or in the future.

10.          I have the right under U.S. federal law to certain protections for cooperating with or reporting legal violations to various governmental entities.  No provisions in this General Release are intended to prohibit me from disclosing this General Release to, or from cooperating with or reporting violations to, any such governmental entity, and I may do so without disclosure to the Company.  The Company may not retaliate against me for any of these activities, and nothing in this General Release would require me to waive any monetary award or other payment that I might become entitled to from any such governmental entity.

11.           I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

12.           Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

13.           Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.              I HAVE READ IT CAREFULLY;

3

2.              I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.              I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.              I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.              I HAVE HAD AT LEAST 45 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT, AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 45 DAY PERIOD;

6.              I AM HEREBY ADVISED THAT (I) ALL INDIVIDUALS EMPLOYED BY THE COMPANY AND GENER8 MARITIME MANAGEMENT, LLC WERE CONSIDERED FOR TERMINATION IN CONNECTION WITH THE RESTRUCTURING; (II) THE COMPANY’S ABILITY TO ELIMINATE POSITIONS AT THE COMPANY IN CONNECTION WITH THE MERGER WAS THE PRIMARY ELIGIBILITY FACTOR USED TO DETERMINE THE INDIVIDUALS SELECTED FOR THE RESTRUCTURING; (III) THE JOB TITLES AND AGES OF THE INDIVIDUALS WHO WERE CONSIDERED FOR TERMINATION AND THOSE WHO ARE BEING TERMINATED ARE INCLUDED ON SCHEDULE I ATTACHED HERETO; AND (IV) CERTAIN INDIVIDUALS WILL REMAIN EMPLOYED THROUGH A TRANSITION PERIOD FOR THE MERGER PRIOR TO THE TERMINATION OF THEIR EMPLOYMENT.

7.              I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT BY DELIVERING WRITTEN NOTICE TO THE COMPANY AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

8.              I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

9.              I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

4

ACCEPTED AND AGREED:

MILTON H. GONZALES

Date:

[Signature Page to Initial Release]

5

Schedule I

(ages as of June 12, 2018)

Company	Title	Age	Terminated
Gener8 Maritime Management, LLC	Purchasing Agent	73	X
Gener8 Maritime Management, LLC	Purchasing Manager	71	X
Gener8 Maritime, Inc.	Vessel Accountant	70	X
Gener8 Maritime, Inc.	Vessel Accountant	69	X
Gener8 Maritime, Inc.	Executive Assistant	64	X
Gener8 Maritime Management, LLC	Technical Director	64	X
Gener8 Maritime Management, LLC	Vessel Maintenance & Repair	64	X
Gener8 Maritime, Inc.	Mail Room/Driver	62	X
Gener8 Maritime, Inc.	Internal Auditor	58	X
Gener8 Maritime, Inc.	President & Chairman	57	X
Gener8 Maritime, Inc.	Chief Operating Officer	57	X
Gener8 Maritime, Inc.	Controller	57	X
Gener8 Maritime, Inc.	Vessel Accountant	53	X
Gener8 Maritime Management, LLC	Technical Funding Coordinator	53	X
Gener8 Maritime, Inc.	Human Resource Manager	53	X
Gener8 Maritime, Inc.	Vessel Accountant	51	X
Gener8 Maritime Management, LLC	Technical Fleet Superintendent	51	X
Gener8 Maritime Management, LLC	Technical Fleet Manager	51	X
Gener8 Maritime, Inc.	Executive Assistant	50	X
Gener8 Maritime, Inc.	Office Manager	49	X
Gener8 Maritime, Inc.	Vessel Accountant	48	X
Gener8 Maritime, Inc.	Director of Finance Analysis	45	X
Gener8 Maritime Management, LLC	Commercial Manager	44	X
Gener8 Maritime, Inc.	Receptionist	43	X
Gener8 Maritime, Inc.	Vessel Accountant	43	X
Gener8 Maritime, Inc.	Director of Financial Reporting	42	X
Gener8 Maritime, Inc.	Assistant Controller	41	X

1

Gener8 Maritime Management, LLC	Commercial Director	41	X
Gener8 Maritime, Inc.	Accounts Payable/IT Director	41	X
Gener8 Maritime, Inc.	Chief Financial Officer	41	X
Gener8 Maritime Management, LLC	Technical Analyst	39	X
Gener8 Maritime, Inc.	Sr. Vessel Accountant	38	X
Gener8 Maritime Management, LLC	Technical Claims Analyst	38	X
Gener8 Maritime Management, LLC	Vessel Operator	37	X
Gener8 Maritime, Inc.	Accounts Payable	35	X
Gener8 Maritime, Inc.	VP Finance	35	X
Gener8 Maritime Management, LLC	Chartering/Vessel Operator	33	X
Gener8 Maritime Management, LLC	Vessel Operator	31	X
Gener8 Maritime, Inc.	Financial Analyst	26	X

2

EXHIBIT B

Reaffirmation Release

I, Milton H. Gonzales, in consideration of the performance of Gener8 Maritime, Inc. (together with its Subsidiaries, the “Company”) of its obligations under the Separation Agreement and General Release, dated as of June 10, 2018 (the “Agreement”), do hereby release and forever discharge as of the date hereof the Company, Euronav NV and Euronav MI Inc. and each of their respective Affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of the Company and its Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder. Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.             I understand that any payments or benefits paid or granted to me under Section 4 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled.  I understand and agree that I will not receive certain of the payments and benefits specified in Section 4 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter.  Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.             Except as provided in paragraphs 4 and 5 below and except for the provisions of the Agreement which expressly survive the termination of my employment with the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of

3

the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Claims”).

3.             I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

4.             I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.             I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding (except as provided in paragraph 10 below). Additionally, I am not waiving (i) any right to the payments and benefits to which I am entitled under the Agreement (including the Accrued Benefits), (ii) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents or otherwise, or (iii) my rights as an equity or security holder in the Company or its Affiliates.

6.             In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

7.             I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

4

8.             Except as provided in paragraph 10 below, I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I shall instruct each of the foregoing not to disclose the same to anyone.

9.             Except as provided in paragraph 10 below, I agree that I shall not at any time make, publish, or communicate to any person or entity or in any public forum any remarks, comments, or statements that reasonably could be expected to be detrimental to the Released Parties, the Company’s programs or business or financial prospects, or the reputation of the any of the Released Parties, now or in the future.

10.          I have the right under U.S. federal law to certain protections for cooperating with or reporting legal violations to various governmental entities.  No provisions in this General Release are intended to prohibit me from disclosing this General Release to, or from cooperating with or reporting violations to, any such governmental entity, and I may do so without disclosure to the Company.  The Company may not retaliate against me for any of these activities, and nothing in this General Release would require me to waive any monetary award or other payment that I might become entitled to from any such governmental entity.

11.          I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

12.          Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

13.          Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.             I HAVE READ IT CAREFULLY;

2.             I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE

5

CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.             I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.             I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.             I HAVE HAD AT LEAST 45 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT, AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 45 DAY PERIOD;

6.             I AM HEREBY ADVISED THAT (I) ALL INDIVIDUALS EMPLOYED BY THE COMPANY AND GENER8 MARITIME MANAGEMENT, LLCINC. WERE CONSIDERED FOR TERMINATION IN CONNECTION WITH THE RESTRUCTURING; (II) THE COMPANY’S ABILITY TO ELIMINATE POSITIONS AT THE COMPANY IN CONNECTION WITH THE MERGER WAS THE PRIMARY ELIGIBILITY FACTOR USED TO DETERMINE THE INDIVIDUALS SELECTED FOR THE RESTRUCTURING; (III) THE JOB TITLES AND AGES OF THE INDIVIDUALS WHO WERE CONSIDERED FOR TERMINATION AND THOSE WHO ARE BEING TERMINATED ARE INCLUDED ON SCHEDULE I ATTACHED HERETO; AND (IV) CERTAIN INDIVIDUALS WILL REMAIN EMPLOYED THROUGH A TRANSITION PERIOD FOR THE MERGER PRIOR TO THE TERMINATION OF THEIR EMPLOYMENT.

7.             I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT BY DELIVERING WRITTEN NOTICE TO THE COMPANY AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

8.             I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

9.             I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

6

ACCEPTED AND AGREED:

MILTON H. GONZALES

Date:

[Signature Page to Reaffirmation Release]

7

Schedule I

(ages as of June 12, 2018)

Company	Title	Age	Terminated
Gener8 Maritime Management, LLC	Purchasing Agent	73	X
Gener8 Maritime Management, LLC	Purchasing Manager	71	X
Gener8 Maritime, Inc.	Vessel Accountant	70	X
Gener8 Maritime, Inc.	Vessel Accountant	69	X
Gener8 Maritime, Inc.	Executive Assistant	64	X
Gener8 Maritime Management, LLC	Technical Director	64	X
Gener8 Maritime Management, LLC	Vessel Maintenance & Repair	64	X
Gener8 Maritime, Inc.	Mail Room/Driver	62	X
Gener8 Maritime, Inc.	Internal Auditor	58	X
Gener8 Maritime, Inc.	President & Chairman	57	X
Gener8 Maritime, Inc.	Chief Operating Officer	57	X
Gener8 Maritime, Inc.	Controller	57	X
Gener8 Maritime, Inc.	Vessel Accountant	53	X
Gener8 Maritime Management, LLC	Technical Funding Coordinator	53	X
Gener8 Maritime, Inc.	Human Resource Manager	53	X
Gener8 Maritime, Inc.	Vessel Accountant	51	X
Gener8 Maritime Management, LLC	Technical Fleet Superintendent	51	X
Gener8 Maritime Management, LLC	Technical Fleet Manager	51	X
Gener8 Maritime, Inc.	Executive Assistant	50	X
Gener8 Maritime, Inc.	Office Manager	49	X
Gener8 Maritime, Inc.	Vessel Accountant	48	X
Gener8 Maritime, Inc.	Director of Finance Analysis	45	X
Gener8 Maritime Management, LLC	Commercial Manager	44	X
Gener8 Maritime, Inc.	Receptionist	43	X
Gener8 Maritime, Inc.	Vessel Accountant	43	X
Gener8 Maritime, Inc.	Director of Financial Reporting	42	X
Gener8 Maritime, Inc.	Assistant Controller	41	X

8

Gener8 Maritime Management, LLC	Commercial Director	41	X
Gener8 Maritime, Inc.	Accounts Payable/IT Director	41	X
Gener8 Maritime, Inc.	Chief Financial Officer	41	X
Gener8 Maritime Management, LLC	Technical Analyst	39	X
Gener8 Maritime, Inc.	Sr. Vessel Accountant	38	X
Gener8 Maritime Management, LLC	Technical Claims Analyst	38	X
Gener8 Maritime Management, LLC	Vessel Operator	37	X
Gener8 Maritime, Inc.	Accounts Payable	35	X
Gener8 Maritime, Inc.	VP Finance	35	X
Gener8 Maritime Management, LLC	Chartering/Vessel Operator	33	X
Gener8 Maritime Management, LLC	Vessel Operator	31	X
Gener8 Maritime, Inc.	Financial Analyst	26	X

9

Exhibit 99.5

Execution Copy

SEPARATION AGREEMENT AND GENERAL RELEASE

This SEPARATION AGREEMENT AND GENERAL RELEASE (this “Agreement”), dated as of June 10, 2018 (the “Execution Date”), sets forth the agreement by and between Sean Bradley (the “Executive”) and Gener8 Maritime, Inc., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”). (Each of the Company and the Executive are a “Party,” and together, the “Parties.”)  Capitalized terms not otherwise defined herein shall have the same meaning as in the Merger Agreement (as defined below).

WHEREAS, the Executive is currently employed as Commercial Director pursuant to an employment agreement dated June 22, 2015 (the “Employment Agreement”);

WHEREAS, the Company has entered into a merger agreement (the “Merger Agreement”) by and among Euronav NV and Euronav MI Inc. (“Euronav”), dated as of December 20, 2017, whereby upon the Effective Time, the Company will merge into Euronav (the “Merger”);

WHEREAS, Executive’s employment and service with the Company shall cease as of the Effective Time; and

WHEREAS, the Company and the Executive desire to enter into this Agreement to memorialize the terms of, and each Party’s rights and obligations in connection with, the termination of Executive’s employment and service with the Company.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, including the execution and non-revocation of the Release (as hereinafter defined) by Executive, the receipt and sufficiency of which is hereby acknowledged by the Parties hereto, the Parties agree as follows:

1.             Termination of the Merger.  If the Merger Agreement is terminated prior to the Effective Time or the Closing Date does not occur within fourteen (14) days after the Effective Time, this Agreement shall automatically become void and of no effect.

2.             Termination of Employment; Accrued Payments/Benefits.

(a)           Regardless of whether Executive signs this Agreement, the Executive’s employment as Commercial Director of the Company pursuant to the Employment Agreement shall cease as of the Effective Time.  As of the Effective Time, the Employment Agreement shall cease to be of any further force and effect, except as specifically set forth herein, and the Executive shall be deemed to have resigned from all positions with the Company and its Subsidiaries and Affiliates.  For the avoidance of doubt, any deemed or actual resignation from positions by the Executive (including pursuant to Section 6.7 of the Merger Agreement) shall not relieve the Company of its obligation to make severance payments provided hereunder in accordance with the terms hereof.

(b)           Regardless of whether the Executive signs this Agreement, the Company shall pay, or shall cause to be paid, to the Executive, within sixty (60) days of the Effective Time (or such earlier date as may be required by applicable law): (i) any unpaid base salary through the Effective Time, (ii) all unreimbursed business expenses incurred through the Effective Time that are properly submitted in accordance with Company policy, (iii) any accrued but unused vacation time in accordance with Company policy, (iv) all other payments, benefits or fringe benefits to which the Executive shall be entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant (including any stock options and restricted stock unit awards granted under the Company’s 2012 Equity Incentive Plan, to the extent then outstanding and in accordance with the terms provided in Section 3.2 of the Merger Agreement) or the Employment Agreement, in each case in accordance with their terms, and (v) any earned but unpaid annual bonus for the most recent performance period that ends prior to the Effective Time (it being acknowledged that the Executive has already received all he is entitled to under this clause (v) with receipt of his calendar year 2017 bonus) ((i) — (v), the “Accrued Benefits”).

3.             Severance Benefits.  Subject to the Executive’s execution of this Agreement and the release of claims attached to this Agreement as Exhibit A (the “Release”) within the longer of forty-five (45) days of receipt of this Agreement or fourteen (14) days following the Effective Time (but in no event earlier than the Closing Date), and the non-revocation thereof (the effective date of the Release following the expiration of the revocation period is hereinafter referred to as the “Release Effective Date”), the Company agrees, in full satisfaction of all claims the Executive may have to payments or benefits under the Employment Agreement or any other plan, policy or arrangement of the Company, to provide the Executive with the following payments and benefits on the Release Effective Date or as soon as practicable thereafter, but in no event later than six (6) calendar days following the Release Effective Date.

(a)         Severance.  Subject to Sections 5 and 6 hereof, the Company shall pay the Executive as severance an amount equal to $389,583 (the “Severance Payment”) in a lump sum, less all applicable tax withholdings and other authorized deductions (including but not limited to any withholdings or deductions applicable to restricted stock units previously granted to the Executive, which are hereby expressly authorized), which amount represents the sum of Executive’s current annual base salary of $275,000 and a discretionary bonus in the amount of $114,583.

(b)         Waiver of Non-Compete.  Subject to the Executive’s continued compliance with this Agreement and the Release, the Parties acknowledge and agree that the non-competition restrictions in Section 9(b) of the Employment Agreement have been waived as of the Effective Time.

(c)         COBRA.  Subject to Section 6 hereof and the Executive’s (i) timely election to continue coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), (ii) continued copayment of premiums at the same level and cost to the Executive as if the Executive were an employee of the Company (excluding, for purposes of calculating cost, an employee’s ability to pay premiums with pre-tax dollars), and (iii) continued compliance with this Agreement, the Release and

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Sections 9 (as modified herein) and 10 of the Employment Agreement, continued participation in the Company’s group health plan (to the extent permitted under applicable law and the terms of such plan) which covers the Executive (and the Executive’s eligible dependents) for twelve (12) months following the Effective Time at the Company’s incremental expense, provided that the Executive is eligible and remains eligible for COBRA coverage.  If the COBRA coverage is terminated by reason of the Company terminating the plan at any time during such twelve (12) month period, subject to Sections 5 and 6 hereof, the Company shall, within thirty (30) days following the termination of the plan, pay to the Executive a lump-sum amount equal to the product of (i) the monthly amount the Company was paying for the Executive’s premium for the Company’s group health plan immediately prior to the Executive’s termination of employment and (ii) the number of months remaining in such twelve (12) month period following the termination of the plan, such lump-sum amount being subject to reduction in connection with the Company’s right to withhold all related applicable tax withholdings and other authorized deductions.

4.             Rights and Continuing Obligations.  The following obligations in the Employment Agreement (collectively, the “Continuing Obligations”) shall continue according to their terms as if set forth in their entirety herein:

(a)           Section 9; Restrictive Covenants (other than, as of the Effective Time, Section 9(b); Noncompetition);

(b)           Section 10; Cooperation;

(c)           Section 11; Equitable Relief and Other Remedies; and

(d)           Section 17; Governing Law; Jurisdiction.

5.             Code Section 409A Compliance.

(a)           The intent of the Parties is that payments and benefits under this Agreement comply with Section 409A of the Code (“Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on the Executive by Section 409A or damages for failing to comply with Section 409A.

(b)           A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”  Notwithstanding anything to the contrary in this Agreement, if the Executive is deemed on the date of termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A payable on account of “a

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separation from service,” such payment or benefit shall not be made or provided until the date which is the earlier of (A) the expiration of the six (6) month period measured from the date of such “separation from service” of the Executive, and (B) the date of the Executive’s death, to the extent required under Section 409A. Upon the expiration of the foregoing delay period, all payments and benefits delayed pursuant to this Section 5(b) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c)           To the extent that reimbursements or other in-kind benefits under this Agreement constitute “nonqualified deferred compensation” for purposes of Section 409A, (A) all such expenses or other reimbursements hereunder shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (B) any right to such reimbursement or in kind benefits shall not be subject to liquidation or exchange for another benefit, and (C) no such reimbursement, expenses eligible for reimbursement, in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(d)           For purposes of Section 409A, the Executive’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(e)           Notwithstanding any other provision of this Agreement to the contrary, in no event shall any payment under this Agreement that constitutes “nonqualified deferred compensation” for purposes of Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A.

6.             Code Section 280G.  If any payments or benefits the Executive would receive from the Company under this Agreement or otherwise in connection with a change in ownership (as defined under Section 280G(b)(2) of Code) (the “Total Payments”) (a) constitute “parachute  payments” within the meaning of Section 280G of the Code, and (b) but for this Section 6 would be subject to the excise tax imposed by Section 4999 of the Code, then the Executive shall be entitled to receive either (i) the full amount of the Total Payments or (ii) a portion of the Total Payments having a value equal to $1 less than three (3) times the Executive’s “base amount” (as such term is defined in Section 280G(b)(3)(A) of the Code), whichever of (i) and (ii), after taking into account applicable federal, state, and local income taxes and the excise tax imposed by Section 4999 of the Code, results in the receipt by such employee on an after tax basis, of the greatest portion of the Total Payments.  Any determination required under this Section 6 shall be made in writing by the Company’s independent certified public accountants appointed prior to any change in ownership (as defined under Section 280G(b)(2) of the Code) or tax counsel selected by such accountants (the “Accountants”), whose determination shall be final, conclusive and binding for all purposes upon the Executive.  For purposes of making the calculations required by this Section 6, the Accountants may make reasonable assumptions and

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approximations concerning applicable taxes and may rely on reasonable, good-faith interpretations concerning the application of Sections 280G and 4999 of the Code.  If there is a reduction pursuant to this Section 6 of the Total Payments to be delivered to the applicable Executive the payment reduction contemplated by the first sentence of this Section 6 shall be implemented by determining the “Parachute Payment Ratio” (as defined below) for each “parachute payment” and then reducing the “parachute payments” in order beginning with the “parachute payment” with the highest Parachute Payment Ratio.  For “parachute payments” with the same Parachute Payment Ratio, such “parachute payments” shall be reduced based on the time of payment of such “parachute payments,” with amounts having later payment dates being reduced first.  For “parachute payments” with the same Parachute Payment Ratio and the same time of payment, such “parachute payments” shall be reduced on a pro rata basis (but not below zero) prior to reducing “parachute payments” with a lower Parachute Payment Ratio.  For purposes hereof, the term “Parachute Payment Ratio” shall mean a fraction the numerator of which is the value of the applicable “parachute payment” for purposes of Section 280G of the Code and the denominator of which is the actual present value of such payment.  The determination by the Accountants under this Section 6 shall be made as soon as practicable but no later than six (6) days following the Effective Time.

7.             Miscellaneous.

(a)           Severability and Reformation.  Each of the provisions of this Agreement constitutes independent and separable covenants.  Any portion of this Agreement that is determined by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability or in conflict with any applicable statute or rule shall be deemed, if possible, to be modified or altered so that it is not overly broad or in conflict or, if not possible, to be omitted from this Agreement.  The invalidity of any portion of this Agreement shall not affect the validity of the remaining sections of this Agreement.  Notwithstanding the foregoing, if the Release is found unenforceable for any reason, the Company may elect to enforce the remainder of this Agreement or cancel it and get back any consideration paid.

(b)           No Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(c)           Successors and Assigns.  This Agreement and any rights herein granted are personal to the Parties hereto and shall not be assigned or otherwise transferred by either party without the prior written consent of the other party, and any attempt at violative assignment or any other transfer, whether voluntary or by operation of law, shall be void and of no force and effect, except that this Agreement may be assigned to by the Company to any successor in interest to the business of the Company.  This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors, Affiliates and any person or other entity that succeeds to all or substantially all of the business, assets or property of the Company.  This Agreement and all of the Executive’s rights hereunder shall inure to the benefit of and be enforceable by the Executive’s heirs and estate.

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(d)           No Conflict.  Each party represents that the performance of all of the terms of this Agreement shall not result in a breach of, or constitute a conflict with, any other agreement or obligation of that party.

(e)           Notices.  All notices and other communications hereunder must be in writing and shall be deemed duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or by overnight courier, and addressed to the intended recipient at the addresses below.

Notices sent to the Company should be directed to:

Gener8 Maritime, Inc.

299 Park Avenue, Second Floor
New York, New York 10171

Attention:	Milton Gonzales, Chief Operating Officer and
Kent Kurkiewicz, Internal Auditor

with a copy to (pre-Closing Date only):

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attention: John A. Marzulli, Esq., George Karafotias, Esq.

With a copy to:

Seward & Kissel LLP
One Battery Park Plaza
New York, NY  10004
Attention:  James E. Abbott, Esq., Anne C. Patin, Esq.

Notices sent to the Executive should be directed to:

The last home address in the Company’s records.

with a copy to:

Katzke & Morgenbesser LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105

Attention: Henry I. Morgenbesser, Esq.

(f)            Counterparts.  This Agreement may be executed in counterparts, and each counterpart shall be deemed an original for all purposes.

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(g)           Captions and Headings.  The captions and headings are for convenience of reference only and shall not be used to construe the terms or meaning of any provisions of this Agreement.

(h)           Entire Agreement.  This Agreement, together with the Continuing Obligations of the Employment Agreement as set forth herein, sets forth the entire agreement between the Parties with respect to the subject matter hereof.  This Agreement supersedes any and all prior understandings and agreements between the Parties and neither Party will have any obligation toward the other except as set forth herein.  Without limiting the generality of the foregoing, the Executive agrees that the execution of this Agreement and the payments made hereunder shall constitute satisfaction in full of the Company’s obligations to the Executive under any and all plans, programs or arrangements of the Company under which the Executive may be entitled to payments and/or benefits in connection with the termination of his employment.  This Agreement may not be superseded, amended, or modified except in writing signed by both Parties.

[SIGNATURES TO FOLLOW ON THE NEXT PAGE]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis	Date:	6/10/18
By: Leonard J. Vrondissis
Title: Chief Financial Officer

SEAN BRADLEY

/s/ Sean Bradley	Date:	6/10/18

Signature Page to Separation Agreement and General Release

EXHIBIT A

Release

I, Sean Bradley, in consideration of the performance of Gener8 Maritime, Inc. (together with its Subsidiaries, the “Company”) of its obligations under the Separation Agreement and General Release, dated as of June 10, 2018 (the “Agreement”), do hereby release and forever discharge as of the date hereof the Company, Euronav NV and Euronav MI Inc. and each of their respective Affiliates and all present, former and future managers, directors, officers, employees, successors and assigns of the Company and its Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below (this “General Release”).  The Released Parties are intended to be third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder. Terms used herein but not otherwise defined shall have the meanings given to them in the Agreement.

1.              I understand that any payments or benefits paid or granted to me under Section 3 of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled.  I understand and agree that I will not receive certain of the payments and benefits specified in Section 3 of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its Affiliates.

2.              Except as provided in paragraphs 4 and 5 below and except for the provisions of the Agreement which expressly survive the termination of my employment with the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date that this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under

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any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Claims”).

3.              I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 above.

4.              I agree that this General Release does not waive or release any rights or claims that I may have under the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5.              I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding (except as provided in paragraph 10 below). Additionally, I am not waiving (i) any right to the payments and benefits to which I am entitled under the Agreement (including the Accrued Benefits), (ii) any claim relating to directors’ and officers’ liability insurance coverage or any right of indemnification under the Company’s organizational documents or otherwise, or (iii) my rights as an equity or security holder in the Company or its Affiliates.

6.              In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 2 above as of the execution of this General Release.

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7.             I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

8.             Except as provided in paragraph 10 below, I agree that this General Release and the Agreement are confidential and agree not to disclose any information regarding the terms of this General Release or the Agreement, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I shall instruct each of the foregoing not to disclose the same to anyone.

9.             Except as provided in paragraph 10 below, I agree that I shall not at any time make, publish, or communicate to any person or entity or in any public forum any remarks, comments, or statements that reasonably could be expected to be detrimental to the Released Parties, the Company’s programs or business or financial prospects, or the reputation of the any of the Released Parties, now or in the future.

10.          I have the right under U.S. federal law to certain protections for cooperating with or reporting legal violations to various governmental entities.  No provisions in this General Release are intended to prohibit me from disclosing this General Release to, or from cooperating with or reporting violations to, any such governmental entity, and I may do so without disclosure to the Company.  The Company may not retaliate against me for any of these activities, and nothing in this General Release would require me to waive any monetary award or other payment that I might become entitled to from any such governmental entity.

11.          I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 2 above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

12.          Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

13.          Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.              I HAVE READ IT CAREFULLY;

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2.              I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.              I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.              I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION, I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.              I HAVE HAD AT LEAST 45 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT, AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 45 DAY PERIOD;

6.              I AM HEREBY ADVISED THAT (I) ALL INDIVIDUALS EMPLOYED BY THE COMPANY AND GENER8 MARITIME MANAGEMENT, LLC WERE CONSIDERED FOR TERMINATION IN CONNECTION WITH THE RESTRUCTURING; (II) THE COMPANY’S ABILITY TO ELIMINATE POSITIONS AT THE COMPANY IN CONNECTION WITH THE MERGER WAS THE PRIMARY ELIGIBILITY FACTOR USED TO DETERMINE THE INDIVIDUALS SELECTED FOR THE RESTRUCTURING; (III) THE JOB TITLES AND AGES OF THE INDIVIDUALS WHO WERE CONSIDERED FOR TERMINATION AND THOSE WHO ARE BEING TERMINATED ARE INCLUDED ON SCHEDULE I ATTACHED HERETO; AND (IV) CERTAIN INDIVIDUALS WILL REMAIN EMPLOYED THROUGH A TRANSITION PERIOD FOR THE MERGER PRIOR TO THE TERMINATION OF THEIR EMPLOYMENT.

7.              I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT BY DELIVERING WRITTEN NOTICE TO THE COMPANY AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

8.              I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

9.              I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

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ACCEPTED AND AGREED:

SEAN BRADLEY

Date:

[Signature Page to Release]

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Schedule I

(ages as of June 12, 2018)

Company	Title	Age	Terminated
Gener8 Maritime Management, LLC	Purchasing Agent	73	X
Gener8 Maritime Management, LLC	Purchasing Manager	71	X
Gener8 Maritime, Inc.	Vessel Accountant	70	X
Gener8 Maritime, Inc.	Vessel Accountant	69	X
Gener8 Maritime, Inc.	Executive Assistant	64	X
Gener8 Maritime Management, LLC	Technical Director	64	X
Gener8 Maritime Management, LLC	Vessel Maintenance & Repair	64	X
Gener8 Maritime, Inc.	Mail Room/Driver	62	X
Gener8 Maritime, Inc.	Internal Auditor	58	X
Gener8 Maritime, Inc.	President & Chairman	57	X
Gener8 Maritime, Inc.	Chief Operating Officer	57	X
Gener8 Maritime, Inc.	Controller	57	X
Gener8 Maritime, Inc.	Vessel Accountant	53	X
Gener8 Maritime Management, LLC	Technical Funding Coordinator	53	X
Gener8 Maritime, Inc.	Human Resource Manager	53	X
Gener8 Maritime, Inc.	Vessel Accountant	51	X
Gener8 Maritime Management, LLC	Technical Fleet Superintendent	51	X
Gener8 Maritime Management, LLC	Technical Fleet Manager	51	X
Gener8 Maritime, Inc.	Executive Assistant	50	X
Gener8 Maritime, Inc.	Office Manager	49	X
Gener8 Maritime, Inc.	Vessel Accountant	48	X
Gener8 Maritime, Inc.	Director of Finance Analysis	45	X
Gener8 Maritime Management, LLC	Commercial Manager	44	X
Gener8 Maritime, Inc.	Receptionist	43	X
Gener8 Maritime, Inc.	Vessel Accountant	43	X
Gener8 Maritime, Inc.	Director of Financial Reporting	42	X
Gener8 Maritime, Inc.	Assistant Controller	41	X

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Gener8 Maritime Management, LLC	Commercial Director	41	X
Gener8 Maritime, Inc.	Accounts Payable/IT Director	41	X
Gener8 Maritime, Inc.	Chief Financial Officer	41	X
Gener8 Maritime Management, LLC	Technical Analyst	39	X
Gener8 Maritime, Inc.	Sr. Vessel Accountant	38	X
Gener8 Maritime Management, LLC	Technical Claims Analyst	38	X
Gener8 Maritime Management, LLC	Vessel Operator	37	X
Gener8 Maritime, Inc.	Accounts Payable	35	X
Gener8 Maritime, Inc.	VP Finance	35	X
Gener8 Maritime Management, LLC	Chartering/Vessel Operator	33	X
Gener8 Maritime Management, LLC	Vessel Operator	31	X
Gener8 Maritime, Inc.	Financial Analyst	26	X

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